                                                                   EXHIBIT 99.51

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC5

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[2,285,466,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-WMC5

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           HOMEQ SERVICING CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                OCTOBER 21, 2004

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC5

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC5

                                   TERM SHEET
                                OCTOBER 21, 2004

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-WMC5
                         $[2,285,466,000] (APPROXIMATE)
                               SUBJECT TO REVISION

                                                                                                    EXPECTED   STATED     EXPECTED
                                               WAL (YRS)     PAYMENT WINDOW                          FINAL      FINAL      RATINGS
                APPROX                         (CALL(4)/        (CALL(4)/      PAYMENT   INTEREST   MATURITY  MATURITY    (MOODY'S
  CLASS        SIZE ($)          COUPON        MATURITY)        MATURITY)       DELAY    ACCRUAL      (4)       (5)       / S&P)
-----------  -------------  ----------------  -----------  ------------------  -------  ----------  --------  ---------  -----------
CLASS A-1A   1,094,343,000                                  Information Not Provided Hereby                               Aaa/AAA
CLASS A-2A     401,713,000  LIBOR + [ ] (1),    2.32 / 2.56  1 - 82 / 1 - 187     0     Actual/360  Aug-2011  July-2035   Aaa/AAA
                                  (2)
CLASS A-2B1    217,264,000  LIBOR + [ ] (1),     1.00 / 1.00  1 - 22 / 1 - 22     0     Actual/360  Aug-2006  July-2035   Aaa/AAA
                                  (2)
CLASS A-2B2    139,680,000  LIBOR + [ ] (1),   3.00 / 3.00  22 - 68 / 22 - 68     0     Actual/360  Jun-2010  July-2035   Aaa/AAA
                                  (2)
CLASS A-2B3     44,768,000  LIBOR + [ ] (1),  6.64 / 8.71  68 - 82 / 68 - 187     0     Actual/360  Aug-2011  July-2035   Aaa/AAA
                                  (2)
CLASS M-1       67,527,000  LIBOR + [ ] (1),  4.79 / 5.34  44 - 82 / 44 - 161     0     Actual/360  Aug-2011  July-2035  Aa1/[AA+]
                                  (3)
CLASS M-2       61,706,000  LIBOR + [ ] (1),  4.71 / 5.24  42 - 82 / 42 - 154     0     Actual/360  Aug-2011  July-2035  Aa2/[AA+]
                                  (3)
CLASS M-3       39,585,000  LIBOR + [ ] (1),  4.67 / 5.18  41 - 82 / 41 - 147     0     Actual/360  Aug-2011  July-2035   Aa3/[AA]
                                  (3)
CLASS M-4       34,928,000  LIBOR + [ ] (1),  4.64 / 5.13  40 - 82 / 40 - 141     0     Actual/360  Aug-2011  July-2035   A1/[AA]
                                  (3)
CLASS M-5       32,599,000  LIBOR + [ ] (1),  4.63 / 5.09  39 - 82 / 39 - 135     0     Actual/360  Aug-2011  July-2035   A2/[AA]
                                  (3)
CLASS M-6       31,435,000  LIBOR + [ ] (1),  4.60 / 5.03  39 - 82 / 39 - 129     0     Actual/360  Aug-2011  July-2035   A3/[AA-]
                                  (3)
CLASS B-1       26,778,000  LIBOR + [ ] (1),  4.60 / 4.98  38 - 82 / 38 - 122     0     Actual/360  Aug-2011  July-2035  Baa1/[AA-]
                                  (3)
CLASS B-2       23,285,000  LIBOR + [ ] (1),  4.57 / 4.91  38 - 82 / 38 - 114     0     Actual/360  Aug-2011  July-2035  Baa2/[A+]
                                  (3)
CLASS B-3       23,285,000  LIBOR + [ ] (1),  4.57 / 4.84  38 - 82 / 38 - 107     0     Actual/360  Aug-2011  July-2035  Baa3/[A-]
                                  (3)
CLASS B-4       23,285,000  LIBOR + [ ] (1),   4.56 / 4.71  37 - 82 / 37 - 98     0     Actual/360  Aug-2011  July-2035  NR/[BBB+]
                                  (3)
CLASS B-5       23,285,000  LIBOR + [ ] (1),   4.48 / 4.49  37 - 82 / 37 - 87     0     Actual/360  Aug-2011  July-2035   NR/[BBB]
                                  (3)
TOTAL:       2,285,466,000

1)    Subject to the Available Funds Cap and the Maximum Rate Cap

2) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class A-1A, Class A-2A, Class A-2B1, Class A-2B2 and Class A-2B3 Certificates will increase to 2x its respective margin.

3) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates will increase to 1.5x its respective margin.

4) The Certificates will be priced at 20% HEP for the fixed rate mortgage loans and at 100% PPC (2% CPR in month 1, building linearly (rounded to the nearest hundredth) to 30% CPR in month 12, remaining at 30% CPR until month 22, 50% CPR, from month 23 to month 27, and 35% CPR in month 28 and thereafter) for the adjustable rate mortgage loans. Assumes 10% optional termination occurs.

5)    Latest maturity date for any mortgage loan plus one year.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC5

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                 212-449-3659  scott_soltas@ml.com
Vince Mora                   212-449-1437  vince_morajr@ml.com
Charles Sorrentino           212-449-3659  charles_sorrentino@ml.com
Edgar Seah                   212-449-3659  edgar_seah@ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                  212-449-0752  matthew_whalen@ml.com
Paul Park                    212-449-6380  paul_park@ml.com
Tom Saywell                  212-449-2122  tom_saywell@ml.com
Alan Chan                    212-449-8140  alan_chan@ml.com
Fred Hubert                  212-449-5071  fred_hubert@ml.com
Alice Chu                    212-449-1701  alice_chu@ml.com
Sonia Lee                    212-449-5067  sonia_lee@ml.com
Calvin Look                  212-449-5029  calvin_look@ml.com

MOODY'S
Wen Zhang                    212-553-7710  wen_zhang@moodys.com

STANDARD & POOR'S
George Kimmel                212-438-1575  george_kimmel@sandp.com

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC5

TITLE OF CERTIFICATES     Merrill Lynch Mortgage Investors, Inc., Mortgage Loan
                          Asset-Backed Certificates Series 2004-WMC5, consisting of:
                          Class A-1A Certificates (the "Class A-1
                          Certificates"),
                          Class A-2A Certificates,
                          Class A-2B1, Class A-2B2, and Class A-2B3 Certificates
                          (collectively, the "Class A-2B Certificates" , together with the Class A-2A Certificates, the "Class
                          A-2 Certificates", and together with the Class A-1 and Class A-2A Certificates, the "Class A Certificates"),
                          Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates (collectively, the "Class M
                          Certificates"), and
                          Class B-1, Class B-2, Class B-3, Class B-4 and Class
                          B-5 Certificates (collectively, the "Class B
                          Certificates")
                          The Class A Certificates, the Class M Certificates and the Class B Certificates are collectively known as the "Offered Certificates". The Class M and Class B
                          Certificates are collectively known as the "Subordinate Certificates".

LEAD MANAGER              Merrill Lynch, Pierce, Fenner & Smith Incorporated

CO-MANAGER                Countrywide Securities Corporation

DEPOSITOR                 Merrill Lynch Mortgage Investors, Inc.

SELLER                    Merrill Lynch Mortgage Capital Inc.

ORIGINATOR                WMC Mortgage Corp.

SERVICER                  HomEq Servicing Corporation

TRUSTEE                   Wells Fargo Bank, N.A.

CUT-OFF DATE              October 1, 2004

PRICING DATE              On or about October [22], 2004

CLOSING DATE              On or about October [29], 2004

DISTRIBUTION DATES        Distribution of principal and interest on the
                          Certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in November
                          2004.

ERISA CONSIDERATIONS      The Offered Certificates will be ERISA eligible as of
                          the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA
                          Plan's acquisition and ownership of such Offered
                          Certificates.

LEGAL INVESTMENT          The Offered Certificates will not
                          constitute "mortgage-related securities" for the purposes of SMMEA.

TAX STATUS                For federal income tax purposes, the Trust Fund
                          will include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit"
                          ("REMIC").

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC5

OPTIONAL TERMINATION      The Trustee will be required to effect an auction of
                          the assets of the Trust Fund when the aggregate stated principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date.
                          The auction will be effected via a solicitation of bids from at least three bidders. Any such auction will result in the termination of the Trust Fund only if the highest bid received is at least equal to the sum of (i) the aggregate outstanding principal balance of the Certificates, plus accrued interest on the Certificates, (ii) any unreimbursed out- of-pocket costs and expenses and the principal portion of Advances, in each case previously incurred by the Servicer in the performance of its servicing obligations, (iii) certain amounts described in the Prospectus Supplement, and (iv) the costs incurred by the Trustee in connection with such auction.

MORTGAGE LOANS            Fixed rate and adjustable rate, first and second lien,
                          sub-prime Mortgage Loans having an aggregate stated principal balance as of the Cut-Off Date of approximately $2,328,550,139 originated by WMC.

                          The mortgage pool will consist of fixed rate and adjustable rate mortgage loans ("Mortgage Loans") that were purchased from WMC Mortgage Corp. and will be serviced by HomEq Servicing Corporation. The mortgage pool will be divided into two groups referred to as Group A and Group B. Group A will consist of fixed rate and adjustable rate mortgage loans that had a principal balance at origination of no more than $333,700 if a single-unit property (or $500,550 if the property is located in Hawaii or Alaska), $427,150 if a two-unit property (or $640,725 if the property is located in Hawaii or Alaska), $516,300 if a three-unit property (or $774,450 if the property is located in Hawaii or Alaska), or $641,650 if a four-unit property (or $962,475 if the property is located in Hawaii or Alaska) and second lien fixed rate mortgage loans that had a principal balance at origination of no more than $166,850 (or $250,275 if the property is located in Hawaii or Alaska). Group B will consist of fixed rate and adjustable rate mortgage loans that had principal balances at origination that may or may not conform to the criteria specified above for mortgage loans included in Group A.

TOTAL DEAL SIZE           Approximately [$2,285,466,000]

ADMINISTRATIVE FEES       The Servicer will be paid fees aggregating 52 bps per
                          annum (payable monthly) on the stated principal balance of the Mortgage Loans.

CREDIT ENHANCEMENTS       1. Excess interest

                          2. Over-Collateralization

                          3. Subordination

EXCESS INTEREST           Excess interest cashflow will be available as credit
                          enhancement.

OVER-COLLATERALIZATION    The over-collateralization ("O/C") amount is equal to
                          the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Certificates. On the Closing Date, the over-collateralization amount will equal approximately
                          [1.85]% of the aggregate principal balance of the Mortgage Loans. To the extent that over-collateralization amount is reduced below the over- collateralization target amount (i.e., [1.85]% of the aggregate principal balance of the Mortgage
                          Loans as of the Closing Date), excess cashflow will be directed to build O/C until the over-collateralization target amount is restored.

                          Initial: Approximately [1.85]% of original balance
                          Target: [1.85]% of original balance before stepdown, [3.70]% of current balance after stepdown
                          Floor: 0.50% of original balance

                          (PRELIMINARY AND SUBJECT TO REVISION)

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC5

SUBORDINATION (1) :        CLASSES        RATING (M/S)       SUBORDINATION
                          ---------       ------------       -------------
                           Class A           Aaa/AAA            18.50%
                          Class M-1         Aa1/[AA+]           15.60%
                          Class M-2         Aa2/[AA+]           12.95%
                          Class M-3         Aa3/[AA]            11.25%
                          Class M-4          A1/[AA]             9.75%
                          Class M-5          A2/[AA]             8.35%
                          Class M-6         A3/[AA-]             7.00%
                          Class B-1        Baa1/[AA-]            5.85%
                          Class B-2         Baa2/[A+]            4.85%
                          Class B-3         Baa3/[A-]            3.85%
                          Class B-4         NR/[BBB+]            2.85%
                          Class B-5         NR/[BBB]             1.85%

CLASS SIZES:               CLASSES        RATING (M/S)        CLASS SIZES
                          ---------       ------------        -----------
                           Class A           Aaa/AAA            81.50%
                          Class M-1         Aa1/[AA+]            2.90%
                          Class M-2         Aa2/[AA+]            2.65%
                          Class M-3         Aa3/[AA]             1.70%
                          Class M-4          A1/[AA]             1.50%
                          Class M-5          A2/[AA]             1.40%
                          Class M-6         A3/[AA-]             1.35%
                          Class B-1        Baa1/[AA-]            1.15%
                          Class B-2         Baa2/[A+]            1.00%
                          Class B-3         Baa3/[A-]            1.00%
                          Class B-4         NR/[BBB+]            1.00%
                          Class B-5         NR/[BBB]             1.00%

INTEREST ACCRUAL          For the Offered Certificates, interest will initially
                          accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current
                          Distribution Date.

COUPON STEP UP            If the 10% optional termination does not occur on the
                          first distribution date on which it is possible, (i) the margin on each of the Class A Certificates will increase to 2x its respective margin, and (ii) the margin on each of the Class M and Class B Certificates will increase to 1.5x its respective margin.

AVAILABLE FUNDS CAP       The pass-through rates of the Offered Certificates on
                          each Distribution Date will be subject to the "Available Funds Cap" which is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the mortgage loans based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period.
                          Reimbursement for shortfalls arising as a result of the application of the Available Funds Cap will be paid only on a subordinated basis. "Net Mortgage Rate" means, with respect to any mortgage loan the mortgage rate less the administrative fees.

(1)The subordination includes the initial over-collateralization level of approximately 1.85%.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC5

CAP CONTRACT              The trust fund will own a one-month LIBOR cap contract
                          purchased for the benefit of the Certificates. The trust fund will receive a payment under the cap contract with respect to any Distribution Date on which one-month LIBOR (subject to a cap equal to [9.680%] per annum) exceeds the lower collar with respect to such Distribution Date shown in the table appearing on page 40. Payments received on the cap contract will be available to pay interest to the holders of the Offered Certificates, up to the amount of interest shortfalls on such certificates to the extent attributable to rates in excess of the Available Funds Cap, as described herein (except to the extent attributable to the fact that Realized
                          Losses are not allocated to the Class A Certificates after the Subordinate Certificates have been written down to zero).

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC5

MAXIMUM RATE CAP          The pass-through rates of the Offered Certificates
                          will also be subject to the "Maximum Rate Cap". For the Offered Certificates, the Maximum Rate Cap is a per annum rate equal to, on each distribution date, the product of (i) 12 times the quotient obtained by dividing (x) the aggregate scheduled interest that would have been due on the Mortgage Loans during the related due period had the adjustable rate Mortgage
                          Loans provided for interest at their net maximum lifetime mortgage rates and at the net mortgage rates on the fixed rate Mortgage Loans by (y) the aggregate stated principal balance of the Mortgage Loans as of the preceding Distribution Date and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related accrual period. Any interest shortfall due to the Maximum Rate Cap will not be reimbursed.

NET WAC For any Distribution Date, a per annum rate equal to 12 times the quotient obtained by dividing (x) the total scheduled interest on the mortgage loans based on the net mortgage rates in effect on the related due date, by (y) the aggregate stated principal balance of the Mortgage Loans as of the preceding Distribution Date.

SHORTFALL                 If on any Distribution Date the pass-through rate is
REIMBURSEMENT             limited by the Available Funds Cap, the amount of such
                          interest that would have been distributed if the pass-through rate had not been so limited by the Available Funds Cap, up to but not exceeding the greater of (i) the Maximum Rate Cap and (ii) the lesser of (A) One Month LIBOR and (B) [9.680]% per annum (which is the rate shown under the heading, "1ML
                          Strike, Upper Collar" in the table entitled "One Month
                          LIBOR Cap Table" shown on page 40), and the aggregate of such shortfalls from previous Distribution Dates together with accrued interest at the pass-through rate will be carried over to the next Distribution
                          Date until paid (herein referred to as "Carryover").
                          Such reimbursement will be paid only on a subordinated basis. No such Carryover with respect to a Class will be paid to such Class once the Certificate principal balance thereof has been reduced to zero.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC5

CASHFLOW PRIORITY         1. Administrative Fees.

                          2. Available interest funds, as follows: monthly
                             interest, including any unpaid monthly interest from prior months, concurrently, to the Class A Certificates; then monthly interest, including any unpaid monthly interest from prior months, to the Class M-1 Certificates, then to the Class M-2 Certificates, then to the Class M-3 Certificates, then to the Class M-4 Certificates, then to the Class M-5 Certificates, then to the Class M-6 Certificates, then to the Class B-1 Certificates, then to the Class B-2 Certificates, then to the Class B-3 Certificates, then to the Class B-4 Certificates, and then to the Class B-5 Certificates.

                          3. Available principal funds, as follows: monthly
                             principal to the Class A Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M-1 Certificates, then monthly principal to the Class M-2 Certificates, then monthly principal to the Class M-3 Certificates, then monthly principal to the Class M-4 Certificates, then monthly principal to the Class M-5 Certificates, then monthly principal to the Class M-6 Certificates, then monthly principal to the Class B-1 Certificates, then monthly principal to the Class B-2 Certificates, then monthly principal to the Class B-3 Certificates, then monthly principal to the Class B-4 Certificates, and then monthly principal to the Class B-5 Certificates, in each case as described under "PRINCIPAL PAYDOWN."

                          4. Excess interest in the order as described under
                             "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.

                          5. Excess interest to pay subordinate principal
                             shortfalls.

                          6. Excess interest to pay Carryover resulting from
                             imposition of the Available Funds Cap.

                          7. Any remaining amount will be paid in accordance
                             with the Pooling and Servicing Agreement and will not be available for payment to holders of the Offered Certificates.

                          Payments received on the Cap Contract will only be available to the Certificates to pay amounts in respect of Carryovers other than any Carryovers resulting from the fact that realized losses are not allocated to the Class A Certificates after the Class M and Class B Certificates have been written down to zero. Any excess of amounts received on the Cap Contract over amounts needed to pay such Carryovers on the Certificates will be distributed in respect of other classes of certificates not described herein.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC5

PRINCIPAL PAYDOWN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

      1) The Group A Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-1 Certificates.

      2) The Group B Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-2 Certificates.

      Group A Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group A mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

      Group B Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group B mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

      Principal distributions allocated to the Class A-1 Certificates will be distributed to the Class A-1A Certificates until the Certificate principal balance thereof has been reduced to zero.

      Principal distributions allocated to the Class A-2 Certificates will be distributed pro rata between the Class A-2A and Class A-2B Certificates.

      Principal distributions allocated to the Class A-2B Certificates will be distributed to the Class A-2B1 Certificates until the Certificate principal balance thereof has been reduced to zero, then to the Class A-2B2 Certificates until the Certificate principal balance thereof has been reduced to zero and then to the Class A-2B3 Certificates until the Certificate principal balance thereof has been reduced to zero.

      After the Certificate principal balance of either the Class A-1 or Class A-2 Certificates has been reduced to zero, the amounts remaining referred to in (1) or (2) above, as applicable, will be distributed to the Class A-1 or Class A-2 Certificates (i.e., whichever such class or classes remain outstanding), as the case may be. After the aggregate Certificate principal balance of both the Class A-1 and Class A-2 Certificates has been reduced to zero, the amounts remaining referred to in (1) and (2) above will be distributed sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC5

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates, second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class M-4 Certificates, sixth to the Class M-5 Certificates, seventh to the Class M-6 Certificates, eighth to the Class B-1 Certificates, ninth to the Class B-2 Certificates, tenth to the Class B-3 Certificates, eleventh to the Class B-4 and twelfth to the Class B-5 Certificates in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are approximately as follows:

CLASS A         37.00%*
CLASS M-1       31.20%*
CLASS M-2       25.90%*
CLASS M-3       22.50%*
CLASS M-4       19.50%*
CLASS M-5       16.70%*
CLASS M-6       14.00%*
CLASS B-1       11.70%*
CLASS B-2        9.70%*
CLASS B-3        7.70%*
CLASS B-4        5.70%*
CLASS B-5        3.70%*

*includes overcollateralization

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC5

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)    The Distribution Date is on or after the November 2007 Distribution Date;

ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

iii)  A Trigger Event does not exist.

SUBORDINATE               The first Distribution Date on which the Required
CLASS PRINCIPAL           Percentage (i.e., the sum of the outstanding principal
DISTRIBUTION              balance of the subordinate Certificates and the O/C
DATE                      amount divided by the aggregate stated principal
                          balance of the Mortgage Loans, as of the end of the related due period) is greater than or equal to the Senior Specified Enhancement Percentage (including
                          O/C), which is equal to two times the initial Class
                          A-1 and Class A-2 subordination percentage.
                          SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:
                          [37.00%]
                          or
                          ([16.65%]+[1.85%])*2

TRIGGER EVENT             The situation that exists with respect to any
                          Distribution Date after the Stepdown Date, if (a) the quotient of (1) the aggregate Stated Principal Balance of all Mortgage Loans 60 or more days delinquent, measured on a rolling three month basis (including
                          Mortgage Loans in foreclosure and REO Properties) and
                          (2) the Stated Principal Balance of all the Mortgage
                          Loans as of the preceding Servicer Remittance Date, equals or exceeds the product of (i) [xx] % and (ii) the Required Percentage or (b) the quotient (expressed as a percentage)of (1) the aggregate Realized Losses incurred from the Cut-off Date through the last day of the calendar month preceding such Distribution Date and (2) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the Required Loss Percentage shown below.

DISTRIBUTION DATE OCCURRING                      REQUIRED LOSS PERCENTAGE
----------------------------    ---------------------------------------------------------
November 2007 - October 2008    [x.xx]% with respect to November 2007, plus an additional
                                1/12th of [x.xx]% for each month thereafter
November 2008 - October 2009    [x.xx]% with respect to November 2008, plus an additional
                                1/12th of [x.xx]% for each month thereafter
November 2009 - October 2010    [x.xx]% with respect to November 2009, plus an additional
                                1/12th of [x.xx]% for each month thereafter
November 2010 and thereafter    [x.xx]%

PROSPECTUS                The Offered Certificates will be offered pursuant to a
                          Prospectus which includes a Prospectus Supplement
                          (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOAN TABLES      The following tables describe the mortgage loans and
                          the related mortgaged properties as of the close of business on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC5

                            TOTAL COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance  $2,328,550,139
Aggregate Original Principal Balance     $2,336,856,577
Number of Mortgage Loans                        12,893

                                 MINIMUM      MAXIMUM     AVERAGE (1)
                               ----------   -----------  -------------
Original Principal Balance     $   13,000   $   900,000  $     181,250
Outstanding Principal Balance  $   12,981   $   895,772  $     180,606

                                MINIMUM    MAXIMUM    WEIGHTED AVERAGE (2)
                                -------    -------    --------------------
Original Term (mos)                120        360             343
Stated remaining Term (mos)        116        357             339
Loan Age (mos)                       3         14               4
Current Interest Rate            3.990%    13.875%          6.718%
Initial Interest Rate Cap (4)    1.000%     6.500%          2.066%
Periodic Rate Cap (4)            0.500%     3.000%          1.001%
Gross Margin (4)                 1.159%     9.500%          5.918%
Maximum Mortgage Rate (4)        9.625%    17.750%         12.875%
Minimum Mortgage Rate (4)        3.990%    10.990%          6.376%
Months to Roll (4)                   2         58              23
Original Loan-to-Value            8.72%    100.00%          81.88%
Credit Score (3)                   500        814             647

                EARLIEST   LATEST
                --------   ------
Maturity Date   06/01/14   07/01/34

LIEN POSITION   PERCENT OF MORTGAGE POOL
-------------   ------------------------
1st Lien                 92.08%
2nd Lien                  7.92%

OCCUPANCY       PERCENT OF MORTGAGE POOL
---------       ------------------------
Primary                  94.37%
Second Home               1.79%
Investment                3.84%

LOAN TYPE       PERCENT OF MORTGAGE POOL
---------       ------------------------
Fixed Rate               29.79%
ARM                      70.21%

AMORTIZATION TYPE   PERCENT OF MORTGAGE POOL
-----------------   ------------------------
Fully Amortizing             76.77%
Interest Only                15.43%
Balloon                       7.80%

YEAR OF ORIGINATION   PERCENT OF MORTGAGE POOL
-------------------   ------------------------
2003                           0.15%
2004                          99.85%

LOAN PURPOSE            PERCENT OF MORTGAGE POOL
------------            ------------------------
Purchase                         44.03%
Refinance - Rate/Term            16.34%
Refinance - Cashout              39.63%

PROPERTY TYPE              PERCENT OF MORTGAGE POOL
-------------              ------------------------
Single Family                       70.92%
Townhouse                            0.06%
Condominium                          8.83%
Two- to Four-Family                  6.04%
Manufactured Housing                 0.67%
Planned Unit Development            13.48%

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

(4) ARM Loans only

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2004-WMC5
                          TOTAL COLLATERAL SUMMARY

MORTGAGE RATES

                             NUMBER      AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED     PERCENT
                               OF        PRINCIPAL      PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL   AVERAGE      FULL OR
RANGE OF                    MORTGAGE      BALANCE        MORTGAGE   AVERAGE     CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
MORTGAGE RATES               LOANS      OUTSTANDING        POOL      COUPON      SCORE   OUTSTANDING    LTV          DOC
--------------              --------   --------------   ----------  --------   --------  -----------  --------   -----------
5.500% or less               1,245     $  356,771,747     15.32%     5.180%       683    $  286,564     78.12%     72.78%
5.501% to 6.000%             1,894        486,593,364     20.90      5.857        662       256,913     78.44      61.03
6.001% to 6.500%             2,045        477,026,205     20.49      6.329        648       233,265     79.87      54.86
6.501% to 7.000%             1,907        398,291,288     17.10      6.822        632       208,858     82.36      51.69
7.001% to 7.500%               992        186,891,569      8.03      7.316        616       188,399     82.52      50.55
7.501% to 8.000%               891        144,481,880      6.20      7.803        600       162,157     83.64      56.47
8.001% to 8.500%               578         66,943,999      2.87      8.318        611       115,820     86.85      68.93
8.501% to 9.000%               534         45,724,138      1.96      8.816        624        85,626     91.02      68.95
9.001% to 9.500%               357         25,181,687      1.08      9.375        638        70,537     94.73      74.47
9.501% to 10.000%              532         37,107,710      1.59      9.876        659        69,751     97.32      50.73
10.001% to 10.500%             372         22,357,157      0.96     10.412        649        60,100     98.32      45.03
10.501% to 11.000%             851         53,736,018      2.31     10.859        650        63,145     98.97      35.66
11.001% to 11.500%             128          4,490,350      0.19     11.314        644        35,081     99.51      42.90
11.501% to 12.000%             182          7,774,748      0.33     11.950        638        42,718     98.75      48.50
12.001% to 12.500%             104          4,835,579      0.21     12.354        666        46,496     99.61      24.33
12.501% to 13.000%             275         10,121,499      0.43     12.857        634        36,805     99.73      44.20
13.001% to 13.500%               4            110,095      0.00     13.154        632        27,524    100.00      58.46
13.501% to 14.000%               2            111,106      0.00     13.795        678        55,553    100.00       0.00
                            ------     --------------   -------     ------        ---    ----------   -------      -----
TOTAL:                      12,893     $2,328,550,139    100.00%     6.718%       647    $  180,606     81.88%     58.24%
                            ------     --------------   -------     ------        ---    ----------   -------      -----

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 3.990% per annum to 13.875% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.718% per annum.

REMAINING MONTHS TO STATED MATURITY

                             NUMBER      AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED     PERCENT
                               OF        PRINCIPAL      PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL   AVERAGE      FULL OR
RANGE OF                    MORTGAGE      BALANCE        MORTGAGE   AVERAGE     CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
REMAINING TERMS (MONTHS)     LOANS      OUTSTANDING        POOL      COUPON      SCORE   OUTSTANDING    LTV          DOC
------------------------    --------   --------------   ----------  --------   --------  -----------  --------   -----------
109 to 120                       1     $       63,444      0.00%     6.500%       663    $   63,444     35.14%      0.00%
157 to 168                       3             93,194      0.00     11.400        675        31,065    100.00       0.00
169 to 180                   3,419        215,214,580      9.24      9.761        664        62,947     94.90      51.33
229 to 240                      30          4,296,080      0.18      6.470        639       143,203     77.23      78.54
337 to 348                       6            866,673      0.04      7.423        621       144,445     81.40      27.64
349 to 360                   9,434      2,108,016,169     90.53      6.408        645       223,449     80.56      58.92
                            ------     --------------   -------     ------        ---    ----------   -------      -----
TOTAL:                      12,893     $2,328,550,139    100.00%     6.718%       647    $  180,606     81.88%     58.24%
                            ------     --------------   -------     ------        ---    ----------   -------      -----

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 116 months to 357 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 339 months.

----------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2004-WMC5
                          TOTAL COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                             NUMBER      AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED     PERCENT
                               OF        PRINCIPAL      PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL   AVERAGE      FULL OR
RANGE OF ORIGINAL MORTGAGE  MORTGAGE      BALANCE        MORTGAGE   AVERAGE     CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
LOAN PRINCIPAL BALANCES      LOANS      OUTSTANDING        POOL      COUPON      SCORE   OUTSTANDING    LTV          DOC
--------------------------  --------   --------------   ----------  --------   --------  -----------  --------   -----------
$50,000 or less              1,783     $   60,203,359      2.59%    10.375%       652    $   33,765     96.63%     58.57%
$50,001 to $100,000          2,607        194,754,627      8.36      8.518        641        74,704     87.98      61.28
$100,001 to $150,000         2,262        282,464,645     12.13      7.217        635       124,874     82.66      65.40
$150,001 to $200,000         1,744        305,558,416     13.12      6.661        637       175,206     80.22      61.63
$200,001 to $250,000         1,290        289,218,619     12.42      6.417        640       224,200     79.93      58.67
$250,001 to $300,000         1,035        284,052,464     12.20      6.308        647       274,447     80.43      55.88
$300,001 to $350,000           688        223,001,193      9.58      6.298        647       324,130     81.50      54.20
$350,001 to $400,000           501        187,376,564      8.05      6.226        655       374,005     80.96      52.25
$400,001 to $450,000           301        127,773,957      5.49      6.306        658       424,498     82.49      58.54
$450,001 to $500,000           271        129,282,026      5.55      6.146        658       477,055     80.28      52.30
$500,001 to $550,000           149         78,288,442      3.36      5.987        664       525,426     79.56      53.24
$550,001 to $600,000           122         70,182,223      3.01      5.972        657       575,264     81.35      60.80
$600,001 to $650,000            51         32,111,066      1.38      6.070        667       629,629     80.40      50.93
$650,001 to $700,000            40         27,053,478      1.16      6.078        662       676,337     79.34      62.54
$700,001 to $750,000            28         20,374,795      0.87      5.944        686       727,671     80.04      49.34
$750,001 to $800,000            14         10,847,310      0.47      5.841        658       774,808     81.16      63.91
$800,001 to $850,000             4          3,350,134      0.14      6.346        663       837,534     73.98      49.77
$850,001 to $900,000             3          2,656,821      0.11      5.704        694       885,607     76.40     100.00
                            ------     --------------    ------     ------        ---    ----------     -----     ------
TOTAL:                      12,893     $2,328,550,139    100.00%     6.718%       647    $  180,606     81.88%     58.24%
                            ------     --------------    ------     ------        ---    ----------     -----     ------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $12,981 to approximately $895,772 and the average outstanding principal balance of the Mortgage Loans was approximately $180,606.

PRODUCT TYPES

                             NUMBER      AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED     PERCENT
                               OF        PRINCIPAL      PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL   AVERAGE      FULL OR
                            MORTGAGE      BALANCE        MORTGAGE   AVERAGE     CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
PRODUCT TYPES                LOANS      OUTSTANDING        POOL      COUPON      SCORE   OUTSTANDING    LTV          DOC
-------------               --------   --------------   ----------  --------   --------  -----------  --------   -----------
10 Year Fixed Loans              1     $       63,444      0.00%       6.500%     663    $   63,444     35.14%      0.00%
15 Year Fixed Loans            310         33,683,877      1.45        6.783      651       108,658     71.25      57.73
20 Year Fixed Loans             30          4,296,080      0.18        6.470      639       143,203     77.23      78.54
30 Year Fixed Loans          2,331        474,049,160     20.36        6.519      656       203,367     77.52      65.93
6 Month LIBOR Loans             11          2,746,543      0.12        6.861      660       249,686     85.44      19.60
2/28 LIBOR Loans             6,232      1,418,102,360     60.90        6.413      640       227,552     81.64      55.80
3/27 LIBOR Loans               410         86,390,839      3.71        6.373      630       210,709     81.30      60.65
5/25 LIBOR Loans               457        127,691,849      5.48        5.953      670       279,413     79.35      67.11
Balloon Loans                3,111        181,525,989      7.80       10.317      666        58,350     99.29      50.09
                            ------     --------------    ------       ------      ---    ----------     -----     ------
TOTAL:                      12,893     $2,328,550,139    100.00%       6.718%     647    $  180,606     81.88%     58.24%
                            ------     --------------    ------       ------      ---    ----------     -----     ------

----------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2004-WMC5
                          TOTAL COLLATERAL SUMMARY

ADJUSTMENT TYPE

                             NUMBER      AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED     PERCENT
                              OF         PRINCIPAL      PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL   AVERAGE      FULL OR
                            MORTGAGE      BALANCE        MORTGAGE   AVERAGE     CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
ADJUSTMENT TYPE              LOANS      OUTSTANDING        POOL     COUPON       SCORE   OUTSTANDING    LTV          DOC
---------------             --------   --------------   ----------  --------   --------  -----------  --------   -----------
ARM                          7,110     $1,634,931,590     70.21%     6.376%       642    $  229,948     81.45%     56.88%
Fixed Rate                   5,783        693,618,549     29.79      7.526        658       119,941     82.90      61.46
                            ------     --------------    ------      -----        ---    ----------     -----      -----
TOTAL:                      12,893     $2,328,550,139    100.00%     6.718%       647    $  180,606     81.88%     58.24%
                            ------     --------------    ------      -----        ---    ----------     -----      -----

----------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2004-WMC5
                          TOTAL COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                             NUMBER      AGGREGATE                             WEIGHTED   AVERAGE     WEIGHTED     PERCENT
                              OF         PRINCIPAL      PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL   AVERAGE      FULL OR
                            MORTGAGE      BALANCE        MORTGAGE   AVERAGE     CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
GEOGRAPHIC DISTRIBUTION      LOANS      OUTSTANDING       POOL      COUPON       SCORE   OUTSTANDING    LTV          DOC
-----------------------     --------   --------------   ----------  --------   --------  -----------  --------   -----------
Arizona                        426     $   50,057,873      2.15%     6.998%       638    $  117,507     84.07%      62.92%
Arkansas                        11            741,893      0.03      7.698        621        67,445     81.52       67.90
California                   6,134      1,395,715,225     59.94      6.499        654       227,538     81.06       55.55
Colorado                       208         29,400,495      1.26      6.815        640       141,349     83.67       63.04
Connecticut                    134         25,337,742      1.09      6.616        629       189,088     79.80       57.86
Delaware                        14          2,080,103      0.09      7.322        641       148,579     86.42       78.84
District of Columbia            28          4,584,566      0.20      7.113        642       163,735     75.68       41.15
Florida                        650         83,962,256      3.61      7.151        629       129,173     83.28       63.80
Georgia                        171         17,881,334      0.77      7.475        654       104,569     85.24       57.79
Idaho                           68          7,430,483      0.32      7.105        632       109,272     86.96       79.27
Illinois                       459         66,160,701      2.84      7.032        641       144,141     84.68       60.02
Indiana                         63          6,374,521      0.27      7.145        615       101,183     86.43       87.19
Iowa                             7            599,973      0.03      8.123        624        85,710     87.13       52.84
Kansas                          30          2,493,342      0.11      7.701        643        83,111     85.82       66.70
Kentucky                        33          2,571,683      0.11      8.045        591        77,930     83.82       81.75
Louisiana                      263         22,765,413      0.98      7.505        624        86,561     84.70       70.19
Maine                           12          1,119,727      0.05      6.662        616        93,311     79.69      100.00
Maryland                       476         78,911,126      3.39      6.980        632       165,780     84.27       69.54
Massachusetts                  133         25,580,272      1.10      6.776        642       192,333     81.18       55.79
Michigan                       152         15,450,910      0.66      7.845        618       101,651     84.66       73.62
Minnesota                       37          8,006,752      0.34      6.658        622       216,399     83.69       63.37
Mississippi                     30          2,410,901      0.10      8.123        600        80,363     85.81       71.72
Missouri                        59          5,285,871      0.23      7.362        647        89,591     83.73       61.90
Montana                         70          7,797,209      0.33      7.246        629       111,389     82.76       57.08
Nevada                         271         45,609,567      1.96      6.996        654       168,301     83.19       54.25
New Hampshire                   27          3,620,281      0.16      6.607        630       134,084     80.44       65.69
New Jersey                     127         25,982,438      1.12      6.878        626       204,586     82.06       60.49
New Mexico                      18          3,318,520      0.14      7.553        634       184,362     86.58       68.89
New York                       427        104,132,454      4.47      6.692        637       243,870     79.83       53.32
North Carolina                 117         12,106,663      0.52      7.728        612       103,476     86.26       76.62
North Dakota                     1            238,397      0.01      6.900        723       238,397    100.00      100.00
Ohio                           110         12,152,046      0.52      7.235        612       110,473     87.62       84.26
Oklahoma                        49          4,150,241      0.18      7.611        618        84,699     86.07       71.25
Oregon                          79          9,983,577      0.43      6.852        629       126,374     83.08       62.21
Pennsylvania                   239         28,318,930      1.22      7.163        617       118,489     84.21       72.44
Rhode Island                    55          8,079,016      0.35      6.806        632       146,891     79.22       77.00
South Carolina                  40          3,402,610      0.15      7.969        629        85,065     84.50       61.21
South Dakota                     1            107,637      0.00      5.500        628       107,637     52.68      100.00
Tennessee                      108         10,471,857      0.45      7.492        625        96,962     88.50       81.02
Texas                          764         81,091,262      3.48      7.271        634       106,140     82.35       55.75
Utah                            37          3,535,598      0.15      6.726        641        95,557     83.42       55.34
Vermont                          7          1,194,550      0.05      7.200        611       170,650     68.91       52.92
Virginia                       476         73,999,743      3.18      7.082        647       155,462     83.18       55.48
Washington                     186         25,378,416      1.09      6.579        657       136,443     82.37       72.26
West Virginia                    7            305,821      0.01      7.757        658        43,689     86.44       80.42
Wisconsin                       74          7,934,162      0.34      6.998        659       107,218     84.33       71.40
Wyoming                          5            715,983      0.03      6.926        618       143,197     91.60      100.00
                            ------     --------------    ------      -----        ---    ----------     -----      ------
TOTAL:                      12,893     $2,328,550,139    100.00%     6.718%       647    $  180,606     81.88%      58.24%
                            ------     --------------    ------      -----        ---    ----------     -----      ------

(1) No more than approximately 0.49% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

----------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2004-WMC5
                          TOTAL COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                             NUMBER      AGGREGATE                             WEIGHTED   AVERAGE     WEIGHTED     PERCENT
                               OF        PRINCIPAL      PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL   AVERAGE      FULL OR
RANGE OF ORIGINAL           MORTGAGE      BALANCE        MORTGAGE   AVERAGE     CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
LOAN-TO-VALUE RATIOS         LOANS      OUTSTANDING        POOL     COUPON       SCORE   OUTSTANDING    LTV          DOC
--------------------        --------   --------------   ----------  --------   --------  -----------  --------   -----------
50.00% or less                 244     $   37,559,622      1.61%     6.192%       645    $  153,933     41.12%     54.72%
50.01% to 55.00%               116         21,816,229      0.94      6.204        643       188,071     53.05      50.95
55.01% to 60.00%               162         31,506,534      1.35      6.274        642       194,485     58.16      56.96
60.01% to 65.00%               241         49,437,022      2.12      6.302        630       205,133     62.93      54.16
65.01% to 70.00%               486        105,345,651      4.52      6.341        627       216,761     68.50      54.45
70.01% to 75.00%               659        161,170,882      6.92      6.381        630       244,569     73.84      46.36
75.01% to 80.00%             4,512      1,020,663,183     43.83      6.200        659       226,211     79.73      53.74
80.01% to 85.00%             1,033        218,835,039      9.40      6.666        621       211,844     84.27      67.24
85.01% to 90.00%             1,317        292,866,117     12.58      6.698        635       222,374     89.49      68.73
90.01% to 95.00%             1,026        193,731,146      8.32      7.157        639       188,822     94.66      73.88
95.01% to 100.00%            3,097        195,618,713      8.40      9.896        667        63,164     99.86      55.02
                            ------     --------------    ------      -----        ---    ----------     -----      -----
TOTAL:                      12,893     $2,328,550,139    100.00%     6.718%       647    $  180,606     81.88%     58.24%
                            ------     --------------    ------      -----        ---    ----------     -----      -----

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 8.72% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 7.92% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.29%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.84%.

LOAN PURPOSE

                             NUMBER      AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               OF        PRINCIPAL      PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL   AVERAGE     FULL OR
                            MORTGAGE      BALANCE        MORTGAGE   AVERAGE     CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
LOAN PURPOSE                 LOANS      OUTSTANDING       POOL      COUPON       SCORE   OUTSTANDING    LTV         DOC
------------                --------   --------------   ----------  --------   --------  -----------  --------   -----------
Purchase                     6,415     $1,025,276,132     44.03%     6.898%       666    $  159,825     84.18%     50.70%
Refinance - Cashout          4,541        922,745,741     39.63      6.599        631       203,203     80.36      63.48
Refinance - Rate Term        1,937        380,528,267     16.34      6.524        634       196,452     79.37      65.86
                            ------     --------------    ------      -----        ---    ----------     -----      -----
TOTAL:                      12,893     $2,328,550,139    100.00%     6.718%       647    $  180,606     81.88%     58.24%
                            ------     --------------    ------      -----        ---    ----------     -----      -----

----------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2004-WMC5
                          TOTAL COLLATERAL SUMMARY

PROPERTY TYPE

                             NUMBER      AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               OF        PRINCIPAL      PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL   AVERAGE     FULL OR
                            MORTGAGE      BALANCE        MORTGAGE   AVERAGE     CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
PROPERTY TYPE                LOANS      OUTSTANDING       POOL      COUPON       SCORE   OUTSTANDING    LTV         DOC
-------------               --------   --------------   ----------  --------   --------  -----------  --------   -----------
Single Family                9,270     $1,651,349,045     70.92%     6.728%       643    $  178,139     81.77%     58.42%
Townhouse                        3          1,498,296      0.06      5.809        687       499,432     81.23      46.72
Condominium                  1,243        205,671,845      8.83      6.602        658       165,464     82.97      55.52
Two- to Four-Family            586        140,657,723      6.04      6.775        667       240,030     79.87      49.44
Manufactured Housing           136         15,531,945      0.67      6.633        642       114,205     76.26      66.72
Planned Unit Development     1,655        313,841,285     13.48      6.725        650       189,632     82.96      62.65
                            ------     --------------    ------      -----        ---    ----------     -----      -----
TOTAL:                      12,893     $2,328,550,139    100.00%     6.718%       647    $  180,606     81.88%     58.24%
                            ------     --------------    ------      -----        ---    ----------     -----      -----

DOCUMENTATION

                             NUMBER      AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               OF        PRINCIPAL      PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL   AVERAGE     FULL OR
                            MORTGAGE      BALANCE        MORTGAGE   AVERAGE     CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
DOCUMENTATION                LOANS      OUTSTANDING       POOL      COUPON       SCORE   OUTSTANDING    LTV         DOC
-------------               --------   --------------   ----------  --------   --------  -----------  --------   -----------
Full Documentation           7,201     $1,228,208,870     52.75%     6.600%       638    $  170,561     82.54%    100.00%
Streamlined Documentation    2,393        361,785,102     15.54      7.354        679       151,185     84.03       0.00
Stated Documentation         1,476        334,022,270     14.34      6.552        645       226,302     75.43       0.00
Limited Documentation          897        196,126,154      8.42      6.634        645       218,647     83.56       0.00
Full/Alt Documentation         527        127,968,166      5.50      6.543        646       242,824     83.15     100.00
Lite Documentation             399         80,439,577      3.45      6.851        651       201,603     82.89       0.00
                            ------     --------------    ------      -----        ---    ----------     -----     ------
TOTAL:                      12,893     $2,328,550,139    100.00%     6.718%       647    $  180,606     81.88%     58.24%
                            ------     --------------    ------      -----        ---    ----------     -----     ------

OCCUPANCY

                             NUMBER      AGGREGATE                             WEIGHTED   AVERAGE     WEIGHTED    PERCENT
                               OF        PRINCIPAL      PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL   AVERAGE     FULL OR
                            MORTGAGE      BALANCE        MORTGAGE   AVERAGE     CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
OCCUPANCY                    LOANS      OUTSTANDING       POOL      COUPON       SCORE   OUTSTANDING    LTV         DOC
---------                   --------   --------------   ----------  --------   --------  -----------  --------   -----------
Primary                     12,094     $2,197,445,552     94.37%     6.712%       645    $  181,697     81.91%     58.45%
Investment                     530         89,363,009      3.84      6.847        670       168,609     80.54      58.29
Second Home                    269         41,741,578      1.79      6.780        684       155,173     83.42      46.97
                            ------     --------------    ------      -----        ---    ----------     -----      -----
TOTAL:                      12,893     $2,328,550,139    100.00%     6.718%       647    $  180,606     81.88%     58.24%
                            ------     --------------    ------      -----        ---    ----------     -----      -----

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

----------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2004-WMC5
                          TOTAL COLLATERAL SUMMARY

MORTGAGE LOANS AGE SUMMARY

                             NUMBER      AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                              OF         PRINCIPAL      PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL   AVERAGE     FULL OR
MORTGAGE LOANS AGE          MORTGAGE      BALANCE        MORTGAGE   AVERAGE     CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
(MONTHS)                     LOANS      OUTSTANDING        POOL     COUPON       SCORE   OUTSTANDING    LTV         DOC
--------                    --------   --------------   ----------  --------   --------  -----------  --------   -----------
     3                       3,799     $  699,551,910     30.04%      6.751%      650    $  184,141     81.67%     59.87%
     4                       4,490        829,291,576     35.61       6.607       650       184,697     81.22      58.86
     5                       2,833        505,846,360     21.72       6.720       642       178,555     82.65      56.71
     6                       1,466        245,155,503     10.53       6.931       637       167,227     83.22      56.13
     7                         260         42,395,356      1.82       6.947       633       163,059     81.64      49.93
     8                          14          2,786,711      0.12       7.761       610       199,051     79.83      64.46
     9                          10          1,652,319      0.07       7.902       661       165,232     82.80      51.92
    10                           5            404,693      0.02       7.774       649        80,939     74.42     100.00
    11                           7            505,845      0.02       8.375       626        72,264     84.33      54.39
    12                           2            162,529      0.01       7.816       625        81,265     76.84       0.00
    13                           6            766,703      0.03       7.635       626       127,784     83.89      31.24
    14                           1             30,634      0.00      12.125       633        30,634    100.00       0.00
                            ------     --------------    ------      ------       ---    ----------    ------     ------
TOTAL:                      12,893     $2,328,550,139    100.00%      6.718%      647    $  180,606     81.88%     58.24%
                            ------     --------------    ------      ------       ---    ----------    ------     ------

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

ORIGINAL PREPAYMENT PENALTY TERM

                             NUMBER      AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                              OF         PRINCIPAL      PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL   AVERAGE     FULL OR
ORIGINAL PREPAYMENT         MORTGAGE      BALANCE        MORTGAGE   AVERAGE     CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
PENALTY TERM                 LOANS      OUTSTANDING       POOL      COUPON       SCORE   OUTSTANDING    LTV         DOC
------------                --------   --------------   ----------  --------   --------  -----------  --------   -----------
None                         3,073     $  463,658,627     19.91%     7.190%       642    $  150,881     83.81%     57.55%
12 Months                      493        119,314,800      5.12      6.669        646       242,018     80.21      52.68
24 Months                    5,867      1,174,323,203     50.43      6.528        643       200,157     82.38      56.41
36 Months                    3,459        570,676,404     24.51      6.738        658       164,983     79.64      63.69
60 Months                        1            577,106      0.02      7.000        610       577,106     80.00     100.00
                            ------     --------------    ------      -----        ---    ----------     -----     ------
TOTAL:                      12,893     $2,328,550,139    100.00%     6.718%       647    $  180,606     81.88%     58.24%
                            ------     --------------    ------      -----        ---    ----------     -----     ------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 27 months.

----------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2004-WMC5
                          TOTAL COLLATERAL SUMMARY

CREDIT SCORES

                             NUMBER      AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               OF        PRINCIPAL      PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL   AVERAGE     FULL OR
                            MORTGAGE      BALANCE        MORTGAGE   AVERAGE     CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
RANGE OF CREDIT SCORES       LOANS      OUTSTANDING       POOL      COUPON       SCORE   OUTSTANDING    LTV         DOC
----------------------      --------   --------------   ----------  --------   --------  -----------  --------   -----------
Not Available                    6     $    1,378,460      0.06%      6.361%       NA    $  229,743     75.71%     57.46%
500 to 500                      11          1,693,520      0.07       7.606       500       153,956     72.91      65.02
501 to 525                     342         56,700,533      2.44       7.765       514       165,791     76.64      80.31
526 to 550                     442         77,639,164      3.33       7.466       539       175,654     77.69      74.96
551 to 575                     758        137,609,320      5.91       7.092       563       181,543     81.59      74.55
576 to 600                   1,354        222,157,965      9.54       7.076       589       164,075     81.14      72.85
601 to 625                   1,907        334,290,589     14.36       6.791       614       175,297     82.25      67.51
626 to 650                   2,468        436,925,805     18.76       6.734       638       177,036     82.58      50.47
651 to 675                   2,026        368,340,668     15.82       6.614       663       181,807     82.87      50.86
676 to 700                   1,445        269,106,289     11.56       6.560       687       186,233     83.33      47.23
701 to 725                     891        177,935,168      7.64       6.309       712       199,703     82.61      51.89
726 to 750                     588        110,033,083      4.73       6.273       738       187,131     81.83      52.60
751 to 775                     451         89,790,566      3.86       6.195       762       199,092     79.80      51.97
776 to 800                     182         39,499,949      1.70       6.056       785       217,033     75.97      64.21
801 to 814                      22          5,449,060      0.23       5.980       806       247,685     75.86      59.83
                            ------     --------------    ------      -----        ---    ----------     -----     ------
TOTAL:                      12,893     $2,328,550,139    100.00%      6.718%      647    $  180,606     81.88%     58.24%
                            ------     --------------    ------      -----        ---    ----------     -----     ------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 814 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 647.

CREDIT GRADE

                             NUMBER      AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               OF        PRINCIPAL      PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL   AVERAGE     FULL OR
                            MORTGAGE      BALANCE        MORTGAGE   AVERAGE     CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
CREDIT GRADE                 LOANS      OUTSTANDING       POOL      COUPON       SCORE   OUTSTANDING    LTV         DOC
------------                --------   --------------   ----------  --------   --------  -----------  --------   -----------
AA                           6,412     $1,199,627,414     51.52%     6.488%       690    $  187,091     82.57%     50.66%
A                            3,343        593,748,124     25.50      6.757        627       177,609     82.14      59.35
A-                           1,251        199,327,424      8.56      7.090        596       159,334     81.51      71.70
B+                             921        172,828,485      7.42      7.022        571       187,653     81.59      73.93
B                              901        152,312,754      6.54      7.467        541       169,049     76.95      76.60
B-                               1             73,640      0.00      9.500        662        73,640    100.00     100.00
C                               64         10,632,298      0.46      7.916        551       166,130     71.51      80.85
                            ------     --------------    ------      -----        ---    ----------    ------     ------
TOTAL:                      12,893     $2,328,550,139    100.00%     6.718%       647    $  180,606     81.88%     58.24%
                            ------     --------------    ------      -----        ---    ----------    ------     ------

----------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2004-WMC5
                          TOTAL COLLATERAL SUMMARY

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                             NUMBER      AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               OF        PRINCIPAL      PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL   AVERAGE     FULL OR
RANGE OF                    MORTGAGE      BALANCE        MORTGAGE   AVERAGE     CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
GROSS MARGINS                LOANS      OUTSTANDING       POOL      COUPON       SCORE   OUTSTANDING    LTV         DOC
-------------               --------   --------------   ----------  --------   --------  -----------  --------   -----------
1.001% to 1.500%                 2     $      265,394      0.02%     8.433%       533    $  132,697     85.00%      0.00%
3.001% to 3.500%                 4          1,071,096      0.07      5.031        675       267,774     79.56      62.12
3.501% to 4.000%                25          8,307,983      0.51      4.871        695       332,319     79.05      83.07
4.001% to 4.500%               108         31,820,646      1.95      5.136        681       294,636     76.32      67.58
4.501% to 5.000%               959        255,208,460     15.61      5.635        666       266,119     79.40      66.65
5.001% to 5.500%             1,161        295,682,429     18.09      5.868        658       254,679     79.63      64.07
5.501% to 6.000%             1,365        330,481,790     20.21      6.236        643       242,111     80.10      52.11
6.001% to 6.500%             1,477        339,454,713     20.76      6.615        635       229,827     82.00      46.72
6.501% to 7.000%               964        196,448,813     12.02      7.041        618       203,785     84.94      53.46
7.001% to 7.500%               520         90,756,360      5.55      7.398        616       174,531     86.02      58.55
7.501% to 8.000%               466         76,671,538      4.69      7.855        599       164,531     86.12      60.22
8.001% to 8.500%                41          5,540,347      0.34      8.506        577       135,130     87.24      78.17
8.501% to 9.000%                14          2,614,677      0.16      9.220        572       186,763     85.29      45.80
9.001% to 9.500%                 4            607,344      0.04      8.638        538       151,836     87.18     100.00
                            ------     --------------    ------      -----        ---    ----------     -----     ------
TOTAL:                       7,110     $1,634,931,590    100.00%     6.376%       642    $  229,948     81.45%     56.88%
                            ------     --------------    ------      -----        ---    ----------     -----     ------

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 1.159% per annum to 9.500% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.918% per annum.

MAXIMUM MORTGAGE RATES

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                             NUMBER      AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED     PERCENT
                               OF        PRINCIPAL      PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL   AVERAGE      FULL OR
RANGE OF MAXIMUM            MORTGAGE      BALANCE        MORTGAGE   AVERAGE     CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
MORTGAGE RATES                LOANS      OUTSTANDING       POOL      COUPON      SCORE   OUTSTANDING     LTV         DOC
----------------            --------   --------------   ----------  --------   --------  -----------  --------   -----------
11.500% or less                373     $  112,537,402      6.88%     4.840%       697    $  301,709     78.93%     77.99%
11.501% to 12.000%             771        218,469,864     13.36      5.353        670       283,359     79.22      68.78
12.001% to 12.500%           1,337        352,929,179     21.59      5.859        656       263,971     80.40      56.81
12.501% to 13.000%           1,353        322,214,908     19.71      6.335        644       238,148     81.35      51.49
13.001% to 13.500%           1,337        290,386,394     17.76      6.824        628       217,193     82.87      48.72
13.501% to 14.000%             746        149,603,124      9.15      7.299        614       200,540     83.02      49.68
14.001% to 14.500%             671        117,949,815      7.21      7.798        596       175,782     83.95      54.61
14.501% to 15.000%             275         40,866,794      2.50      8.290        580       148,607     84.02      61.32
15.001% to 15.500%             152         18,610,998      1.14      8.769        573       122,441     86.50      59.23
15.501% to 16.000%              56          6,452,145      0.39      9.228        555       115,217     84.88      84.46
16.001% to 16.500%              29          3,168,832      0.19      9.702        540       109,270     84.65      78.16
16.501% to 17.000%               7          1,174,302      0.07      9.433        564       167,757     84.72      76.77
17.001% to 17.500%               2            238,897      0.01     10.870        519       119,449     73.34       0.00
17.501% to 18.000%               1            328,937      0.02      5.625        584       328,937     79.52     100.00
                            ------     --------------    ------      -----        ---    ----------     -----     ------
TOTAL:                       7,110     $1,634,931,590    100.00%     6.376%       642    $  229,948     81.45%     56.88%
                            ------     --------------    ------      -----        ---    ----------     -----     ------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 9.625% per annum to 17.750% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.875% per annum.

----------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2004-WMC5
                          TOTAL COLLATERAL SUMMARY

NEXT ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                             NUMBER      AGGREGATE                             WEIGHTED   AVERAGE     WEIGHTED     PERCENT
                               OF        PRINCIPAL      PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL   AVERAGE      FULL OR
NEXT RATE                   MORTGAGE      BALANCE        MORTGAGE   AVERAGE     CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
ADJUSTMENT DATE              LOANS      OUTSTANDING        POOL      COUPON      SCORE   OUTSTANDING    LTV          DOC
---------------             --------   --------------   ----------  --------   --------  -----------  --------   -----------
December 2004                    5     $    1,368,956      0.08%     7.201%       692    $  273,791     85.31%       0.00%
January 2005                     2            447,015      0.03      6.658        652       223,507     90.00       26.71
March 2005                       3            779,583      0.05      6.645        626       259,861     88.70       34.36
April 2005                       1            150,990      0.01      5.500        565       150,990     56.30      100.00
September 2005                   4            704,143      0.04      7.332        620       176,036     82.45       34.02
October 2005                     2            162,529      0.01      7.816        625        81,265     76.84        0.00
November 2005                    5            444,782      0.03      7.825        625        88,956     82.17       55.81
December 2005                    2            186,169      0.01      7.085        677        93,085     78.78      100.00
January 2006                     4            412,771      0.03      7.211        651       103,193     84.64       61.53
February 2006                    8          2,424,624      0.15      7.336        604       303,078     77.89       69.44
March 2006                     121         24,844,308      1.52      6.800        621       205,325     80.23       48.76
April 2006                     749        159,295,493      9.74      6.599        631       212,678     82.22       53.48
May 2006                     1,423        323,450,029     19.78      6.404        635       227,301     82.07       55.54
June 2006                    2,088        483,577,952     29.58      6.324        642       231,599     81.48       55.55
July 2006                    1,823        422,079,675     25.82      6.420        646       231,530     81.38       57.51
August 2006                      3            519,883      0.03      6.643        610       173,294     84.49       63.16
December 2006                    2            203,341      0.01      8.062        628       101,670     68.52      100.00
January 2007                     1            460,781      0.03      8.000        623       460,781     80.00      100.00
February 2007                    1            120,936      0.01      7.625        663       120,936     80.00        0.00
March 2007                      16          3,094,517      0.19      6.291        662       193,407     87.34       59.36
April 2007                      40          7,352,378      0.45      6.541        624       183,809     79.46       44.60
May 2007                        96         20,740,660      1.27      6.185        646       216,049     82.01       56.65
June 2007                      147         29,933,541      1.83      6.279        626       203,630     81.05       62.81
July 2007                      106         24,350,178      1.49      6.556        620       229,719     81.04       65.97
August 2007                      1            134,507      0.01      6.490        644       134,507     61.09        0.00
March 2009                       6          1,259,606      0.08      6.156        658       209,934     79.66       68.24
April 2009                      38         10,770,716      0.66      6.287        649       283,440     83.84       66.76
May 2009                        88         23,757,018      1.45      6.035        671       269,966     80.61       70.03
June 2009                      173         47,363,049      2.90      5.783        670       273,775     80.04       69.16
July 2009                      151         44,044,104      2.69      6.008        673       291,683     76.87       64.15
August 2009                      1            497,354      0.03      5.500        749       497,354     73.93        0.00
                            ------     --------------    ------      -----        ---    ----------     -----      ------
TOTAL:                       7,110     $1,634,931,590    100.00%     6.376%       642    $  229,948     81.45%      56.88%
                            ------     --------------    ------      -----        ---    ----------     -----      ------

----------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2004-WMC5
                          GROUP B COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance    $985,797,043
Aggregate Original Principal Balance       $989,002,009
Number of Mortgage Loans                          4,200

                                 MINIMUM     MAXIMUM    AVERAGE (1)
                                 -------     -------    -----------
Original Principal Balance       $ 13,000    $900,000    $235,477
Outstanding Principal Balance    $ 12,981    $895,772    $234,714

                                  MINIMUM      MAXIMUM    WEIGHTED AVERAGE (2)
                                  -------      -------    --------------------
Original Term (mos)                 180          360            339
Stated remaining Term (mos)         169          357            335
Loan Age (mos)                        3           13              4
Current Interest Rate             3.990%      13.875%         6.696%
Initial Interest Rate Cap(4)      1.000%       6.500%         2.248%
Periodic Rate Cap(4)              1.000%       3.000%         1.001%
Gross Margin(4)                   3.250%       9.500%         5.823%
Maximum Mortgage Rate(4)          9.625%      17.250%        12.737%
Minimum Mortgage Rate(4)          3.990%      10.750%         6.245%
Months to Roll(4)                     2           58             24
Original Loan-to-Value            12.90%      100.00%         82.60%
Credit Score (3)                    500          814            652

                                              EARLIEST       LATEST
                                              --------       ------
Maturity Date                                 11/01/18       07/01/34

LIEN POSITION                              PERCENT OF MORTGAGE POOL
-------------                              ------------------------
1st Lien                                         89.28%
2nd Lien                                         10.72%

OCCUPANCY                                  PERCENT OF MORTGAGE POOL
---------                                  ------------------------
Primary                                          95.98%
Second Home                                       1.68%
Investment                                        2.34%

LOAN TYPE                                  PERCENT OF MORTGAGE POOL
---------                                  ------------------------
Fixed Rate                                       29.76%
ARM                                              70.24%

AMORTIZATION TYPE                          PERCENT OF MORTGAGE POOL
-----------------                          ------------------------
Fully Amortizing                                 66.59%
Interest Only                                    22.83%
Balloon                                          10.58%

YEAR OF ORIGINATION                        PERCENT OF MORTGAGE POOL
-------------------                        ------------------------
2003                                              0.13%
2004                                             99.87%

LOAN PURPOSE                               PERCENT OF MORTGAGE POOL
------------                               ------------------------
Purchase                                         45.60%
Refinance - Rate/Term                            15.54%
Refinance - Cashout                              38.86%

PROPERTY TYPE                              PERCENT OF MORTGAGE POOL
-------------                              ------------------------
Single Family                                    73.98%
Townhouse                                         0.15%
Condominium                                       7.01%
Two- to Four-Family                               3.50%
Manufactured Housing                              0.37%
Planned Unit
Development                                      14.99%

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

(4) ARM Loans only

----------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2004-WMC5
                          GROUP B COLLATERAL SUMMARY

MORTGAGE RATES

                             NUMBER      AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED     PERCENT
                              OF         PRINCIPAL      PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL   AVERAGE      FULL OR
RANGE OF                    MORTGAGE      BALANCE        MORTGAGE   AVERAGE     CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
MORTGAGE RATES               LOANS      OUTSTANDING        POOL      COUPON      SCORE   OUTSTANDING    LTV          DOC
--------------              --------   --------------   ----------  --------   --------  -----------  --------   -----------
5.500% or less                 478     $191,063,526       19.38%     5.180%       685    $  399,714     79.23%     70.13%
5.501% to 6.000%               574      215,123,395       21.82      5.861        662       374,779     78.93      56.63
6.001% to 6.500%               589      194,883,964       19.77      6.325        651       330,873     80.51      54.14
6.501% to 7.000%               494      136,407,305       13.84      6.826        632       276,128     83.16      51.50
7.001% to 7.500%               293       65,107,253        6.60      7.309        618       222,209     82.22      47.12
7.501% to 8.000%               249       42,202,880        4.28      7.801        605       169,489     84.00      47.56
8.001% to 8.500%               243       27,804,658        2.82      8.314        627       114,422     87.62      65.91
8.501% to 9.000%               221       20,643,130        2.09      8.825        636        93,408     92.57      69.19
9.001% to 9.500%               154       13,988,213        1.42      9.389        647        90,833     95.02      69.23
9.501% to 10.000%              257       24,403,818        2.48      9.885        660        94,956     97.27      48.51
10.001% to 10.500%             143       12,849,541        1.30     10.404        647        89,857     97.38      44.69
10.501% to 11.000%             352       32,157,025        3.26     10.856        651        91,355     98.69      35.92
11.001% to 11.500%              13          938,220        0.10     11.385        671        72,171     98.42      35.49
11.501% to 12.000%              43        2,842,316        0.29     11.943        642        66,100     97.68      43.37
12.001% to 12.500%              36        2,503,982        0.25     12.367        677        69,555     99.35      17.23
12.501% to 13.000%              55        2,656,615        0.27     12.864        650        48,302     99.49      30.42
13.001% to 13.500%               4          110,095        0.01     13.154        632        27,524    100.00      58.46
13.501% to 14.000%               2          111,106        0.01     13.795        678        55,553    100.00       0.00
                            ------     ------------      ------     ------        ---    ----------    ------      -----
TOTAL:                       4,200     $985,797,043      100.00%     6.696%       652    $  234,714     82.60%     56.46%
                            ------     ------------      ------     ------        ---    ----------    ------      -----

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 3.990% per annum to 13.875% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.696% per annum.

REMAINING MONTHS TO STATED MATURITY

                             NUMBER      AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED     PERCENT
                               OF        PRINCIPAL      PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL   AVERAGE      FULL OR
RANGE OF REMAINING          MORTGAGE      BALANCE        MORTGAGE   AVERAGE     CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
TERMS (MONTHS)               LOANS      OUTSTANDING        POOL      COUPON      SCORE   OUTSTANDING    LTV          DOC
------------------          --------   --------------   ----------  --------   --------  -----------  --------   -----------
169 to 180                   1,298      $115,874,525      11.75%     9.834%       667    $   89,272     96.22%     50.31%
229 to 240                       8         1,094,389       0.11      6.636        636       136,799     82.22      88.24
337 to 348                       1           148,983       0.02      5.875        749       148,983     80.00       0.00
349 to 360                   2,893       868,679,146      88.12      6.278        650       300,269     80.79      57.25
                             -----      ------------     ------      -----        ---    ----------     -----      -----
TOTAL:                       4,200      $985,797,043     100.00%     6.696%       652    $  234,714     82.60%     56.46%
                             -----      ------------     ------      -----        ---    ----------     -----      -----

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 169 months to 357 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 335 months.

----------------------------
Recipients must read the information contained in the attached Statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                          SERIES 2004-WMC5
                          GROUP B COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                             NUMBER      AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED     PERCENT
                               OF        PRINCIPAL      PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL   AVERAGE      FULL OR
RANGE OF ORIGINAL MORTGAGE  MORTGAGE      BALANCE        MORTGAGE   AVERAGE     CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
LOAN PRINCIPAL BALANCES      LOANS      OUTSTANDING        POOL     COUPON       SCORE   OUTSTANDING    LTV          DOC
--------------------------  --------   --------------   ----------  --------   --------  -----------  --------   -----------
$50,000 or less                279      $  9,463,258       0.96%     9.443%       631    $   33,918     87.18%     68.58%
$50,001 to $100,000          1,298       100,099,771      10.15      8.867        642        77,118     90.09      60.76
$100,001 to $150,000           660        81,210,742       8.24      8.411        641       123,047     88.72      61.87
$150,001 to $200,000           238        41,290,740       4.19      7.411        632       173,491     83.02      63.25
$200,001 to $250,000            68        15,108,294       1.53      6.689        616       222,181     79.15      60.34
$250,001 to $300,000            50        13,476,651       1.37      6.188        641       269,533     78.57      58.37
$300,001 to $350,000           204        69,134,298       7.01      6.261        649       338,894     82.00      52.41
$350,001 to $400,000           458       171,282,825      17.38      6.183        655       373,980     80.86      51.70
$400,001 to $450,000           278       118,050,566      11.98      6.283        657       424,642     82.61      59.41
$450,001 to $500,000           260       123,958,392      12.57      6.146        655       476,763     80.41      51.40
$500,001 to $550,000           146        76,702,119       7.78      5.985        663       525,357     79.59      52.96
$550,001 to $600,000           121        69,625,782       7.06      5.969        657       575,420     81.36      60.49
$600,001 to $650,000            51        32,111,066       3.26      6.070        667       629,629     80.40      50.93
$650,001 to $700,000            40        27,053,478       2.74      6.078        662       676,337     79.34      62.54
$700,001 to $750,000            28        20,374,795       2.07      5.944        686       727,671     80.04      49.34
$750,001 to $800,000            14        10,847,310       1.10      5.841        658       774,808     81.16      63.91
$800,001 to $850,000             4         3,350,134       0.34      6.346        663       837,534     73.98      49.77
$850,001 to $900,000             3         2,656,821       0.27      5.704        694       885,607     76.40     100.00
                             -----      ------------     ------      -----        ---    ----------     -----     ------
TOTAL:                       4,200      $985,797,043     100.00%     6.696%       652    $  234,714     82.60%     56.46%
                             -----      ------------     ------      -----        ---    ----------     -----     ------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $12,981 to approximately $895,772 and the average outstanding principal balance of the Mortgage Loans was approximately $234,714.

PRODUCT TYPES

                             NUMBER      AGGREGATE                             WEIGHTED   AVERAGE     WEIGHTED     PERCENT
                               OF        PRINCIPAL      PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL   AVERAGE      FULL OR
                            MORTGAGE      BALANCE        MORTGAGE   AVERAGE     CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
PRODUCT TYPES                LOANS      OUTSTANDING        POOL      COUPON      SCORE   OUTSTANDING    LTV          DOC
-------------               --------   --------------   ----------  --------   --------  -----------  --------   -----------
15 Year Fixed Loans            117      $ 11,558,602       1.17%     6.913%       648    $   98,791     71.18%     64.15%
20 Year Fixed Loans              8         1,094,389       0.11      6.636        636       136,799     82.22      88.24
30 Year Fixed Loans            688       176,419,585      17.90      6.403        662       256,424     77.85      63.86
6 Month LIBOR Loans              2           847,720       0.09      7.250        690       423,860     84.84       0.00
2/28 LIBOR Loans             1,927       593,557,163      60.21      6.295        645       308,021     81.80      54.09
3/27 LIBOR Loans               103        30,040,641       3.05      6.228        630       291,657     81.21      59.52
5/25 LIBOR Loans               174        67,963,019       6.89      5.812        676       390,592     79.36      67.38
Balloon Loans                1,181       104,315,923      10.58     10.157        669        88,328     99.00      48.78
                             -----      ------------     ------     ------        ---    ----------     -----      -----
TOTAL:                       4,200      $985,797,043     100.00%     6.696%       652    $  234,714     82.60%     56.46%
                             -----      ------------     ------     ------        ---    ----------     -----      -----

----------------------------
Recipients must read the information contained in the attached Statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2004-WMC5
                       GROUP B COLLATERAL SUMMARY

ADJUSTMENT TYPE

                  NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                    OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                 MORTGAGE    BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE
ADJUSTMENT TYPE    LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV        DOC
---------------  --------  -----------   ----------  --------  --------  -----------  --------  -----------
ARM               2,206    $692,408,544     70.24%    6.245%      647    $   313,875   81.54%      55.56%
Fixed Rate        1,994     293,388,499     29.76     7.759       664        147,136   85.12       58.60
                  -----    ------------    ------     -----       ---    -----------   -----       -----
TOTAL:            4,200    $985,797,043    100.00%    6.696%      652    $   234,714   82.60%      56.46%
                  -----    ------------    ------     -----       ---    -----------   -----       -----

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2004-WMC5
                       GROUP B COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                           NUMBER    AGGREGATE    PERCENT             WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                             OF      PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                          MORTGAGE    BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE
GEOGRAPHIC DISTRIBUTION    LOANS    OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV        DOC
-----------------------   --------  ------------  --------  --------  --------  -----------  --------  -----------
Arizona                      101    $ 13,197,917     1.34%   7.043%      642    $   130,672   82.77%      49.63%
Arkansas                       8         501,418     0.05    7.782       616         62,677   86.35       74.78
California                 2,453     712,014,057    72.23    6.533       659        290,263   82.42       55.21
Colorado                      47       8,003,888     0.81    6.890       651        170,295   83.17       59.23
Connecticut                   24       7,303,152     0.74    6.565       621        304,298   77.70       48.69
Delaware                       3         331,192     0.03    7.816       630        110,397   83.48       69.31
District of Columbia           8       1,805,977     0.18    7.256       668        225,747   76.62       27.09
Florida                      193      25,646,797     2.60    7.251       620        132,885   83.26       67.58
Georgia                       17       2,840,894     0.29    6.674       727        167,111   86.92       44.75
Idaho                         10       1,673,305     0.17    7.302       636        167,331   87.22       66.65
Illinois                      55      11,192,671     1.14    7.024       661        203,503   85.31       49.52
Indiana                       21       1,558,696     0.16    7.541       580         74,224   86.03       86.30
Iowa                           2         152,614     0.02    8.268       622         76,307   85.50       62.00
Kansas                        10         711,753     0.07    8.451       607         71,175   83.30       86.48
Kentucky                      16       1,250,350     0.13    7.517       592         78,147   82.95       85.99
Louisiana                    121       8,065,715     0.82    7.846       616         66,659   83.81       75.45
Maine                          6         556,007     0.06    6.851       605         92,668   85.59      100.00
Maryland                     144      27,139,243     2.75    7.082       620        188,467   84.18       66.61
Massachusetts                 25       5,490,630     0.56    7.283       659        219,625   85.28       49.94
Michigan                      53       5,030,787     0.51    8.386       605         94,921   85.37       63.63
Minnesota                      9       2,605,688     0.26    6.564       643        289,521   79.02       66.51
Mississippi                   13         914,203     0.09    8.138       579         70,323   86.67       76.78
Missouri                      12       1,751,776     0.18    7.652       644        145,981   82.77       27.07
Montana                       21       2,465,936     0.25    7.404       609        117,426   79.89       62.73
Nevada                        63      14,006,840     1.42    7.423       666        222,331   84.28       48.97
New Hampshire                  3         623,233     0.06    6.690       600        207,744   78.11       74.46
New Jersey                    20       6,930,429     0.70    6.694       645        346,521   84.71       64.13
New Mexico                     5       1,396,484     0.14    7.781       656        279,297   86.61       52.89
New York                     125      38,797,101     3.94    6.672       648        310,377   82.39       48.19
North Carolina                20       1,744,057     0.18    7.514       591         87,203   83.55       87.65
Ohio                          32       3,943,463     0.40    6.911       606        123,233   86.03       80.45
Oklahoma                      20       1,448,749     0.15    7.688       613         72,437   86.36       90.30
Oregon                        14       1,599,224     0.16    6.984       619        114,230   78.26       36.74
Pennsylvania                  93       9,665,309     0.98    7.299       613        103,928   82.47       70.09
Rhode Island                  10       1,594,060     0.16    6.255       620        159,406   74.88      100.00
South Carolina                 8         524,249     0.05    8.538       599         65,531   85.50      100.00
South Dakota                   1         107,637     0.01    5.500       628        107,637   52.68      100.00
Tennessee                     51       3,738,811     0.38    7.687       605         73,310   86.39       88.57
Texas                        156      20,133,340     2.04    7.260       638        129,060   80.64       53.84
Utah                           5         265,695     0.03    6.645       705         53,139   83.97       93.64
Vermont                        4         748,443     0.08    7.257       622        187,111   62.03       46.72
Virginia                     140      28,321,837     2.87    7.108       634        202,299   84.45       62.67
Washington                    34       4,884,791     0.50    6.869       671        143,670   78.27       55.22
West Virginia                  2          56,352     0.01    7.813       623         28,176   80.12      100.00
Wisconsin                     20       2,856,701     0.29    7.099       657        142,835   82.44       62.17
Wyoming                        2         205,573     0.02    7.203       601        102,786   87.62      100.00
                           -----    ------------   ------    -----       ---    -----------   -----      ------
TOTAL:                     4,200    $985,797,043   100.00%   6.696%      652    $   234,714   82.60%      56.46%
                           -----    ------------   ------    -----       ---    -----------   -----      ------

(1) No more than approximately 1.02% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2004-WMC5
                       GROUP B COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                           NUMBER    AGGREGATE    PERCENT             WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                             OF      PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
RANGE OF ORIGINAL         MORTGAGE    BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE
LOAN-TO-VALUE RATIOS       LOANS    OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV        DOC
--------------------      --------  ------------  --------  --------  --------  -----------  --------  -----------
50.00% or less                79    $ 12,372,168     1.26%   6.314%      627    $   156,610   42.00%     48.32%
50.01% to 55.00%              28       6,141,158     0.62    6.370       653        219,327   52.76      42.32
55.01% to 60.00%              52      11,549,599     1.17    6.141       665        222,108   58.33      55.28
60.01% to 65.00%              69      16,015,007     1.62    6.439       625        232,102   62.94      56.49
65.01% to 70.00%             149      40,105,154     4.07    6.270       634        269,162   68.60      52.67
70.01% to 75.00%             249      81,804,559     8.30    6.283       642        328,532   73.88      42.80
75.01% to 80.00%           1,280     414,011,198    42.00    6.041       665        323,446   79.67      53.76
80.01% to 85.00%             353      90,305,472     9.16    6.502       629        255,823   84.20      65.78
85.01% to 90.00%             470     129,450,364    13.13    6.623       640        275,426   89.49      64.16
90.01% to 95.00%             365      83,012,964     8.42    7.191       642        227,433   94.55      70.88
95.01% to 100.00%          1,106     101,029,400    10.25    9.914       670         91,347   99.84      52.07
                           -----    ------------   ------    -----       ---    -----------   -----      -----
TOTAL:                     4,200    $985,797,043   100.00%   6.696%      652    $   234,714   82.60%     56.46%
                           -----    ------------   ------    -----       ---    -----------   -----      -----

----------
As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 12.90% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 10.72% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.01%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.88%.

LOAN PURPOSE

                           NUMBER    AGGREGATE    PERCENT             WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                             OF      PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                          MORTGAGE    BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE
LOAN PURPOSE               LOANS    OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV        DOC
------------              --------  ------------  --------  --------  --------  -----------  --------  -----------
Purchase                   2,029    $449,514,445    45.60%   6.882%      670    $   221,545   84.55%     50.61%
Refinance - Cashout        1,536     383,071,055    38.86    6.573       637        249,395   81.19      59.78
Refinance - Rate Term        635     153,211,543    15.54    6.455       640        241,278   80.44      65.34
                           -----    ------------   ------    -----       ---    -----------   -----      -----
Total:                     4,200    $985,797,043   100.00%   6.696%      652    $   234,714   82.60%     56.46%
                           -----    ------------   ------    -----       ---    -----------   -----      -----

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2004-WMC5
                       GROUP B COLLATERAL SUMMARY

PROPERTY TYPE

                           NUMBER    AGGREGATE    PERCENT             WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                             OF      PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                          MORTGAGE    BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE
PROPERTY TYPE              LOANS    OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV        DOC
-------------             --------  ------------  --------  --------  --------  -----------  --------  -----------
Single Family              3,167    $729,299,080    73.98%   6.702%      650    $   230,281   82.37%     56.08%
Townhouse                      3       1,498,296     0.15    5.809       687        499,432   81.23      46.72
Condominium                  315      69,097,888     7.01    6.638       661        219,358   84.46      53.61
Two- to Four-Family          142      34,466,835     3.50    6.982       681        242,724   82.20      48.65
Manufactured Housing          42       3,631,972     0.37    7.176       631         86,476   77.15      69.77
Planned Unit Development     531     147,802,972    14.99    6.624       657        278,348   83.15      61.29
                           -----    ------------   ------    -----       ---    -----------   -----      -----
TOTAL:                     4,200    $985,797,043   100.00%   6.696%      652    $   234,714   82.60%     56.46%
                           -----    ------------   ------    -----       ---    -----------   -----      -----

DOCUMENTATION

                           NUMBER    AGGREGATE    PERCENT             WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                             OF      PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                          MORTGAGE    BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE
DOCUMENTATION              LOANS    OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV        DOC
-------------             --------  ------------  --------  --------  --------  -----------  --------  -----------
Full Documentation         2,243    $480,182,668    48.71%   6.546%      644    $   214,081   83.23%     100.00%
Streamlined Documentation    745     142,489,944    14.45    7.562       682        191,262   85.16        0.00
Stated Documentation         453     136,385,243    13.84    6.465       652        301,071   76.72        0.00
Limited Documentation        373     108,972,873    11.05    6.592       649        292,152   83.70        0.00
Full/Alt Documentation       240      76,436,668     7.75    6.507       651        318,486   83.13      100.00
Lite Documentation           146      41,329,647     4.19    6.843       659        283,080   82.10        0.00
                           -----    ------------   ------    -----       ---    -----------   -----      ------
TOTAL:                     4,200    $985,797,043   100.00%   6.696%      652    $   234,714   82.60%      56.46%
                           -----    ------------   ------    -----       ---    -----------   -----      ------

OCCUPANCY

                           NUMBER    AGGREGATE    PERCENT             WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                             OF      PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
                          MORTGAGE    BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE
OCCUPANCY                  LOANS    OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV        DOC
---------                 --------  ------------  --------  --------  --------  -----------  --------  -----------
Primary                    3,976    $946,167,303    95.98%   6.685%      652    $   237,970   82.65%     56.72%
Investment                   150      23,075,027     2.34    7.021       655        153,834   81.53      58.04
Second Home                   74      16,554,713     1.68    6.863       677        223,712   81.57      39.81
                           -----    ------------   ------    -----       ---    -----------   -----      -----
TOTAL:                     4,200    $985,797,043   100.00%   6.696%      652    $   234,714   82.60%     56.46%
                           -----    ------------   ------    -----       ---    -----------   -----      -----

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2004-WMC5
                       GROUP B COLLATERAL SUMMARY

MORTGAGE LOANS AGE SUMMARY

                              NUMBER    AGGREGATE    PERCENT             WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                OF      PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
MORTGAGE LOANS AGE           MORTGAGE    BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE
(MONTHS)                      LOANS    OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV        DOC
------------------           --------  ------------  --------  --------  --------  -----------  --------  -----------
 3                            1,247    $295,287,696    29.95%    6.736%     658    $   236,798    82.56%     58.69%
 4                            1,518     362,695,551    36.79     6.603      655        238,930    82.02      55.54
 5                              905     216,951,867    22.01     6.655      646        239,726    83.02      56.74
 6                              438      92,801,094     9.41     6.935      645        211,875    84.22      54.51
 7                               81      15,405,595     1.56     7.068      638        190,193    82.43      41.62
 8                                4       1,328,968     0.13     7.797      614        332,242    74.04      83.13
 9                                4       1,135,188     0.12     7.960      670        283,797    81.77      56.29
10                                1          15,183     0.00    12.375      593         15,183   100.00     100.00
11                                1          26,918     0.00    12.375      571         26,918   100.00     100.00
13                                1         148,983     0.02     5.875      749        148,983    80.00       0.00
                              -----    ------------   ------    ------      ---    -----------   ------     ------
TOTAL:                        4,200    $985,797,043   100.00%    6.696%     652    $   234,714    82.60%     56.46%
                              -----    ------------   ------    ------      ---    -----------   ------     ------

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

ORIGINAL PREPAYMENT PENALTY TERM

                              NUMBER    AGGREGATE    PERCENT             WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                OF      PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE    FULL OR
ORIGINAL PREPAYMENT          MORTGAGE    BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE
PENALTY TERM                  LOANS    OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING     LTV        DOC
-------------------          --------  ------------  --------  --------  --------  -----------  --------  -----------
None                            812    $176,053,958    17.86%   7.204%      650    $   216,815   84.25%      51.69%
12 Months                       171      56,113,937     5.69    6.640       646        328,152   81.77       48.79
24 Months                     2,006     505,351,734    51.26    6.509       649        251,920   83.07       55.79
36 Months                     1,210     247,700,308    25.13    6.728       662        204,711   80.69       62.87
60 Months                         1         577,106     0.06    7.000       610        577,106   80.00      100.00
                              -----    ------------   ------    -----       ---    -----------   -----       -----
TOTAL:                        4,200    $985,797,043   100.00%   6.696%      652    $   234,714   82.60%      56.46%
                              -----    ------------   ------    -----       ---    -----------   -----       -----

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 27 months.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]     COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2004-WMC5
                         GROUP B COLLATERAL SUMMARY

CREDIT SCORES

                             NUMBER   AGGREGATE     PERCENT                   WEIGHTED         AVERAGE     WEIGHTED   PERCENT
                              OF      PRINCIPAL       OF     WEIGHTED          AVERAGE        PRINCIPAL    AVERAGE    FULL OR
                            MORTGAGE   BALANCE     MORTGAGE   AVERAGE          CREDIT         BALANCE     ORIGINAL  ALTERNATIVE
RANGE OF CREDIT SCORES       LOANS   OUTSTANDING     POOL     COUPON            SCORE        OUTSTANDING     LTV        DOC
----------------------       -----   -----------     ----     ------            -----        ------------    ---        ---
476 to 500                       5   $    681,023     0.07%    8.083%            500         $    136,205    77.12%    38.02%
501 to 525                     126     18,901,755     1.92     7.866             514              150,014    75.27     76.63
526 to 550                     140     25,959,254     2.63     7.425             537              185,423    77.40     70.13
551 to 575                     255     50,220,978     5.09     7.072             562              196,945    82.87     73.46
576 to 600                     400     81,728,188     8.29     7.007             589              204,320    81.11     71.22
601 to 625                     590    132,198,853    13.41     6.808             615              224,066    82.98     67.00
626 to 650                     768    187,085,781    18.98     6.749             638              243,601    83.12     47.16
651 to 675                     671    164,897,703    16.73     6.608             663              245,749    83.62     53.37
676 to 700                     503    124,765,939    12.66     6.607             687              248,044    84.10     47.84
701 to 725                     315     84,685,192     8.59     6.322             712              268,842    83.54     52.67
726 to 750                     200     50,252,227     5.10     6.352             737              251,261    82.63     51.02
751 to 775                     153     40,562,960     4.11     6.210             762              265,117    80.48     49.26
776 to 800                      65     20,619,293     2.09     5.976             785              317,220    77.72     61.41
801 to 825                       9      3,237,898     0.33     6.069             805              359,766    79.91     37.02
                             -----   ------------   ------     -----             ---         ------------    -----     -----
TOTAL:                       4,200   $985,797,043   100.00%    6.696%            652         $    234,714    82.60%    56.46%
                             -----   ------------   ------     -----             ---         ------------    -----     -----

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 814 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 652.

CREDIT GRADE

               NUMBER    AGGREGATE                               WEIGHTED       AVERAGE     WEIGHTED      PERCENT
                 OF      PRINCIPAL   PERCENT OF  WEIGHTED        AVERAGE       PRINCIPAL     AVERAGE      FULL OR
              MORTGAGE    BALANCE     MORTGAGE   AVERAGE          CREDIT        BALANCE     ORIGINAL    ALTERNATIVE
CREDIT GRADE    LOANS   OUTSTANDING     POOL      COUPON          SCORE       OUTSTANDING     LTV           DOC
------------    -----   -----------     ----      ------          -----       -----------     ---           ---
AA              2,176   $552,835,137    56.08%    6.498%           691        $    254,060    83.19%       50.66%
A               1,027    241,698,850    24.52     6.785            627             235,345    83.01        58.31
A-                385     76,663,970     7.78     7.038            597             199,127    81.65        70.80
B+                295     63,974,892     6.49     7.016            570             216,864    82.18        70.81
B                 296     47,722,036     4.84     7.454            538             161,223    76.42        71.40
B-                  1         73,640     0.01     9.500            662              73,640   100.00       100.00
C                  20      2,828,517     0.29     8.447            533             141,426    70.93        66.94
                -----   ------------   ------     -----            ---        ------------   ------       ------
TOTAL:          4,200   $985,797,043   100.00%    6.696%           652        $    234,714    82.60%       56.46%
                -----   ------------   ------     -----            ---        ------------   ------       ------

---------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC5
                     GROUP B COLLATERAL SUMMARY

GROSS MARGINS

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER       AGGREGATE                                  WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                             OF         PRINCIPAL     PERCENT OF   WEIGHTED        AVERAGE     PRINCIPAL    AVERAGE      FULL OR
                          MORTGAGE       BALANCE       MORTGAGE    AVERAGE         CREDIT       BALANCE     ORIGINAL   ALTERNATIVE
RANGE OF GROSS MARGINS     LOANS       OUTSTANDING       POOL       COUPON          SCORE     OUTSTANDING     LTV          DOC
----------------------    --------    ------------    ----------   --------        --------  ------------   --------   -----------
3.001% to 3.500%              2       $    508,238       0.07%      5.903%           670     $    254,119    80.00%       20.17%
3.501% to 4.000%             10          5,171,458       0.75       4.998            692          517,146    79.37        85.92
4.001% to 4.500%             38         16,523,228       2.39       5.097            682          434,822    79.07        69.44
4.501% to 5.000%            342        128,318,351      18.53       5.598            668          375,200    80.03        63.56
5.001% to 5.500%            363        136,265,958      19.68       5.839            663          375,388    80.04        61.62
5.501% to 6.000%            396        140,181,386      20.25       6.142            649          353,993    80.41        51.00
6.001% to 6.500%            425        137,982,280      19.93       6.536            640          324,664    81.96        42.28
6.501% to 7.000%            247         63,080,471       9.11       6.944            619          255,387    85.64        52.72
7.001% to 7.500%            154         28,139,672       4.06       7.257            617          182,725    85.56        61.16
7.501% to 8.000%            170         27,475,135       3.97       7.855            594          161,618    86.31        60.89
8.001% to 8.500%             41          5,540,347       0.80       8.506            577          135,130    87.24        78.17
8.501% to 9.000%             14          2,614,677       0.38       9.220            572          186,763    85.29        45.80
9.001% to 9.500%              4            607,344       0.09       8.638            538          151,836    87.18       100.00
                          -----       ------------     ------       -----            ---     ------------    -----       ------
TOTAL:                    2,206       $692,408,544     100.00%      6.245%           647     $    313,875    81.54%       55.56%
                          -----       ------------     ------       -----            ---     ------------    -----       ------

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 3.250% per annum to 9.500% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.823% per annum.

MAXIMUM MORTGAGE RATES

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                          NUMBER      AGGREGATE                             WEIGHTED      AVERAGE      WEIGHTED      PERCENT
                            OF        PRINCIPAL   PERCENT OF   WEIGHTED      AVERAGE     PRINCIPAL     AVERAGE        FULL OR
RANGE OF MAXIMUM         MORTGAGE      BALANCE     MORTGAGE     AVERAGE      CREDIT       BALANCE      ORIGINAL     ALTERNATIVE
MORTGAGE RATES             LOANS     OUTSTANDING     POOL       COUPON        SCORE     OUTSTANDING      LTV            DOC
------------------       --------   ------------  ----------   --------     --------    ------------   --------     -----------
11.500% or less            155      $ 63,501,882     9.17%       4.855%        698      $    409,690    79.88%         74.32%
11.501% to 12.000%         290       116,532,128    16.83        5.355         672           401,835    79.83          67.44
12.001% to 12.500%         408       159,559,960    23.04        5.868         657           391,078    80.80          53.63
12.501% to 13.000%         384       132,182,515    19.09        6.331         646           344,225    81.67          50.31
13.001% to 13.500%         336       100,842,899    14.56        6.835         627           300,128    83.25          48.08
13.501% to 14.000%         226        56,280,757     8.13        7.295         619           249,030    82.56          44.13
14.001% to 14.500%         181        35,624,895     5.15        7.796         600           196,823    84.51          45.92
14.501% to 15.000%         112        15,653,459     2.26        8.279         584           139,763    82.87          53.53
15.001% to 15.500%          64         6,681,803     0.97        8.779         579           104,403    86.89          62.69
15.501% to 16.000%          30         3,153,266     0.46        9.187         551           105,109    82.90          83.36
16.001% to 16.500%          15         1,450,003     0.21        9.870         532            96,667    85.12          96.70
16.501% to 17.000%           4           825,580     0.12       10.403         546           206,395    86.29          66.96
17.001% to 17.500%           1           119,396     0.02       10.750         504           119,396    66.67           0.00
                         -----      ------------   ------       ------         ---      ------------    -----         ------
TOTAL:                   2,206      $692,408,544   100.00%       6.245%        647      $    313,875    81.54%         55.56%
                         -----      ------------   ------       ------         ---      ------------    -----         ------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 9.625% per annum to 17.250% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.737% per annum.

------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC5
                     GROUP B COLLATERAL SUMMARY

NEXT RATE ADJUSTMENT DATE

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                             NUMBER       AGGREGATE                                WEIGHTED    AVERAGE      WEIGHTED     PERCENT
                               OF         PRINCIPAL     PERCENT OF   WEIGHTED      AVERAGE     PRINCIPAL    AVERAGE      FULL OR
                            MORTGAGE       BALANCE       MORTGAGE    AVERAGE        CREDIT     BALANCE      ORIGINAL   ALTERNATIVE
NEXT RATE ADJUSTMENT DATE    LOANS       OUTSTANDING       POOL       COUPON        SCORE     OUTSTANDING     LTV          DOC
-------------------------   --------    ------------    ----------   --------      --------  ------------   --------   -----------
December 2004                   1       $    437,050       0.06%      7.250%         745     $    437,050    80.00%        0.00%
March 2005                      1            410,670       0.06       7.250          631          410,670    90.00         0.00
September 2005                  1            148,983       0.02       5.875          749          148,983    80.00         0.00
January 2006                    1             62,533       0.01       7.125          673           62,533    90.00       100.00
February 2006                   3          1,247,142       0.18       7.488          616          415,714    72.33        82.02
March 2006                     34          8,869,125       1.28       6.808          621          260,857    79.77        35.93
April 2006                    218         59,699,546       8.62       6.528          637          273,851    82.75        50.48
May 2006                      449        140,767,912      20.33       6.284          639          313,514    82.14        55.24
June 2006                     663        207,581,860      29.98       6.221          646          313,095    81.56        52.88
July 2006                     558        175,180,063      25.30       6.277          653          313,943    81.64        56.56
January 2007                    1            460,781       0.07       8.000          623          460,781    80.00       100.00
March 2007                      6          1,128,239       0.16       6.678          632          188,040    93.80        95.76
April 2007                      7          1,530,825       0.22       6.391          640          218,689    70.32        32.27
May 2007                       24          8,163,819       1.18       5.928          641          340,159    82.29        60.61
June 2007                      41         10,272,175       1.48       6.117          628          250,541    80.74        47.50
July 2007                      24          8,484,802       1.23       6.466          620          353,533    81.11        70.90
April 2009                     15          6,263,187       0.90       6.235          647          417,546    83.98        73.17
May 2009                       29         11,419,197       1.65       5.719          689          393,765    78.85        70.50
June 2009                      75         26,827,172       3.87       5.647          675          357,696    80.02        67.32
July 2009                      54         22,956,109       3.32       5.941          678          425,113    77.69        65.76
August 2009                     1            497,354       0.07       5.500          749          497,354    73.93         0.00
                            -----       ------------     ------       -----          ---     ------------    -----       ------
TOTAL:                      2,206       $692,408,544     100.00%      6.245%         647     $    313,875    81.54%       55.56%
                            -----       ------------     ------       -----          ---     ------------    -----       ------

-------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC5

                         GROUP A ASSUMED MORTGAGE POOLS

                        GROUP A FIXED RATE MORTGAGE LOANS

                                                                                                                        ORIGINAL
                                                                 ORIGINAL      REMAINING    ORIGINAL      REMAINING    MONTHS TO
                                  NET     ORIGINAL  REMAINING  AMORTIZATION  AMORTIZATION INTEREST-ONLY INTEREST-ONLY  PREPAYMENT
                      MORTGAGE  MORTGAGE    TERM      TERM         TERM          TERM         TERM          TERM        PENALTY
CURRENT BALANCE ($)   RATE(%)   RATE(%)   (MONTHS)  (MONTHS)     (MONTHS)      (MONTHS)     (MONTHS)      (MONTHS)     EXPIRATION
-------------------   --------  --------  --------  ---------  ------------  ------------ ------------- -------------  ----------
       63,443.50       6.500     5.980      120       116           120          116           0             0             36
    4,908,691.19       6.872     6.352      180       176           180          176           0             0              0
      265,083.32       6.074     5.554      180       176           180          176           0             0             12
      472,374.13       6.356     5.836      180       175           180          175           0             0             24
   14,922,498.11       6.296     5.776      180       176           180          176           0             0             36
      300,060.43       6.178     5.658      240       235           240          235           0             0              0
      518,350.86       6.728     6.208      240       237           240          237           0             0             12
    2,383,279.78       6.374     5.854      240       236           240          236           0             0             36
   48,156,337.99       6.802     6.282      360       356           360          356           0             0              0
   26,910,120.23       6.618     6.098      360       356           360          356           0             0             12
   23,740,684.99       6.638     6.118      360       356           360          356           0             0             24
  198,770,583.38       6.525     6.005      360       356           360          356           0             0             36
   26,066,030.22      10.775    10.255      180       176           360          356           0             0              0
    1,763,713.27      10.482     9.962      180       175           360          355           0             0             12
   24,419,444.40      10.283     9.763      180       176           360          356           0             0             24
   24,960,877.70      10.527    10.007      180       176           360          356           0             0             36
      886,496.83      10.406     9.886      180       176           180          176           0             0              0
      119,131.18      12.875    12.355      180       177           180          177           0             0             12
      146,400.29       9.911     9.391      180       176           180          176           0             0             24
      404,599.70      10.048     9.528      180       176           180          176           0             0             36
       51,848.65      11.990    11.470      360       352           360          352           0             0             36

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC5

                     GROUP A ADJUSTABLE RATE MORTGAGE LOANS


                                                                                 ORIGINAL  REMAINING
                                                         ORIGINAL    REMAINING   INTEREST  INTEREST
                             NET    ORIGINAL REMAINING AMORTIZATION AMORTIZATION   ONLY      ONLY
    Current       MORTGAGE MORTGAGE   TERM     TERM        TERM         TERM       TERM      TERM
  BALANCE ($)      RATE(%)  RATE(%) (MONTHS) (MONTHS)    (MONTHS)     (MONTHS)   (MONTHS)  (MONTHS)
--------------    -------- -------- -------- --------- ------------ ------------ --------  ---------
    220,448.44     7.117    6.597     360       355         360         355          0         0
    150,990.26     5.500    4.980     360       354         360         354          0         0
    878,424.84     7.100    6.580     360       356         360         356          0         0
    648,959.58     6.262    5.742     360       355         360         355          0         0
161,248,037.49     6.907    6.387     360       356         360         356          0         0
 27,156,940.83     6.649    6.129     360       356         360         356          0         0
513,248,431.82     6.530    6.010     360       356         360         356          0         0
  7,319,054.32     6.506    5.986     360       356         360         356          0         0
 15,995,833.15     6.226    5.706     360       356         300         300         60        56
  2,474,610.97     5.670    5.150     360       356         300         300         60        56
 96,590,739.96     5.684    5.164     360       356         300         300         60        56
    511,548.09     5.531    5.011     360       356         300         300         60        56
 22,414,319.69     6.589    6.069     360       356         360         356          0         0
  1,609,618.94     6.866    6.346     360       355         360         355          0         0
  2,926,135.06     6.429    5.909     360       356         360         356          0         0
 29,121,358.55     6.330    5.810     360       356         360         356          0         0
    135,964.91     4.325    3.805     360       356         300         300         60        56
    142,800.00     6.875    6.355     360       357         300         300         60        57
  4,839,097.50     6.946    6.426     360       356         360         356          0         0
  1,221,103.40     6.379    5.859     360       356         360         356          0         0
  4,165,422.62     5.880    5.360     360       356         360         356          0         0
 31,090,864.62     6.135    5.615     360       356         360         356          0         0
  2,433,350.84     6.330    5.810     360       356         300         300         60        56
  1,011,200.00     5.511    4.991     360       356         300         300         60        56
  2,240,610.53     5.648    5.128     360       356         300         300         60        56
 12,727,180.14     5.883    5.363     360       356         300         300         60        56

                                                                           NUMBER OF
                                                                             MONTHS                   ORIGINAL
                            INITIAL                               RATE     UNTIL NEXT                 MONTHS TO
                              RATE                               CHANGE       RATE                    PREPAYMENT
    Current        GROSS     CHANGE  PERIODIC  MAXIMUM  MINIMUM FREQUENCY  ADJUSTMENT                  PENALTY
  BALANCE ($)     MARGIN(%)  CAP(%)   CAP(%)   RATE(%)  RATE(%)  (MONTHS)     DATE        INDEX       EXPIRATION
--------------    --------- -------  --------  -------  ------- ---------  ----------  -------------  ----------
    220,448.44      6.022    1.917     1.000    13.617   7.117      6           4      6 Month LIBOR        0
    150,990.26      4.250    1.000     1.000    12.000   5.500      6           6      6 Month LIBOR       12
    878,424.84      6.706    2.254     1.000    13.913   7.100      6           2      6 Month LIBOR       24
    648,959.58      6.163    1.825     1.000    12.762   6.262      6           3      6 Month LIBOR       36
161,248,037.49      6.259    1.551     1.001    13.427   6.912      6          20      6 Month LIBOR        0
 27,156,940.83      6.236    1.511     1.007    13.162   6.649      6          20      6 Month LIBOR       12
513,248,431.82      6.033    1.541     1.001    13.029   6.527      6          20      6 Month LIBOR       24
  7,319,054.32      5.991    1.575     1.000    13.015   6.506      6          20      6 Month LIBOR       36
 15,995,833.15      5.720    3.000     1.000    12.726   6.226      6          20      6 Month LIBOR        0
  2,474,610.97      5.164    3.000     1.000    12.170   5.670      6          20      6 Month LIBOR       12
 96,590,739.96      5.350    2.966     1.000    12.182   5.686      6          20      6 Month LIBOR       24
    511,548.09      5.292    3.000     1.000    12.031   5.531      6          20      6 Month LIBOR       36
 22,414,319.69      6.222    2.986     1.005    13.098   6.589      6          32      6 Month LIBOR        0
  1,609,618.94      6.201    3.000     1.000    13.366   6.866      6          31      6 Month LIBOR       12
  2,926,135.06      5.985    3.000     1.000    12.986   6.429      6          32      6 Month LIBOR       24
 29,121,358.55      5.930    2.956     1.000    12.828   6.330      6          32      6 Month LIBOR       36
    135,964.91      5.250    3.000     1.000    10.825   4.325      6          32      6 Month LIBOR        0
    142,800.00      5.375    3.000     1.000    13.375   6.875      6          33      6 Month LIBOR       24
  4,839,097.50      6.447    2.943     1.000    13.446   6.946      6          56      6 Month LIBOR        0
  1,221,103.40      5.932    3.000     1.000    12.879   6.379      6          56      6 Month LIBOR       12
  4,165,422.62      5.581    3.000     1.000    12.380   5.880      6          56      6 Month LIBOR       24
 31,090,864.62      5.854    2.985     1.002    12.621   6.142      6          56      6 Month LIBOR       36
  2,433,350.84      6.160    4.799     1.000    12.830   6.330      6          56      6 Month LIBOR        0
  1,011,200.00      5.669    5.000     1.000    12.011   5.511      6          56      6 Month LIBOR       12
  2,240,610.53      5.150    4.757     1.000    12.148   5.648      6          56      6 Month LIBOR       24
 12,727,180.14      5.704    4.964     1.000    12.383   5.883      6          56      6 Month LIBOR       36

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC5

                         GROUP B ASSUMED MORTGAGE POOLS

                        GROUP B FIXED RATE MORTGAGE LOAN

                                                                                                                          ORIGINAL
                                                                ORIGINAL      REMAINING     ORIGINAL       REMAINING      MONTHS TO
                                  NET    ORIGINAL  REMAINING  AMORTIZATION  AMORTIZATION  INTEREST-ONLY  INTEREST-ONLY   PREPAYMENT
                     MORTGAGE  MORTGAGE   TERM       TERM         TERM          TERM          TERM           TERM         PENALTY
CURRENT BALANCE ($)   RATE(%)   RATE(%)  (MONTHS)  (MONTHS)     (MONTHS)      (MONTHS)      (MONTHS)       (MONTHS)      EXPIRATION
-------------------  --------  --------  --------  ---------  ------------  ------------  -------------  -------------   ----------
   1,118,071.44        7.165     6.645     180        176          180          176             0              0              0
     539,501.79        6.128     5.608     180        176          180          176             0              0             12
     996,042.05        6.422     5.902     180        176          180          176             0              0             24
   7,653,905.41        6.403     5.883     180        176          180          176             0              0             36
   1,094,388.59        6.636     6.116     240        236          240          236             0              0             36
  14,341,812.78        6.853     6.333     360        356          360          356             0              0              0
  14,610,907.53        6.357     5.837     360        356          360          356             0              0             12
  12,082,036.64        6.401     5.881     360        356          360          356             0              0             24
 135,264,124.65        6.359     5.839     360        356          360          356             0              0             36
  26,451,374.39       10.448     9.928     180        176          360          356             0              0              0
   4,148,201.50       10.154     9.634     180        176          360          356             0              0             12
  43,287,555.76        9.970     9.450     180        176          360          356             0              0             24
  30,428,791.37       10.171     9.651     180        176          360          356             0              0             36
     388,560.60       11.565    11.045     180        175          180          175             0              0              0
      52,851.48       12.875    12.355     180        176          180          176             0              0             12
     268,881.09        9.589     9.069     180        176          180          176             0              0             24
     540,788.28       10.030     9.510     180        177          180          177             0              0             36
     120,703.63        8.500     7.980     360        356          360          356             0              0             24

-----------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC5

                     GROUP B ADJUSTABLE RATE MORTGAGE LOANS


                                                                                     ORIGINAL  REMAINING
                                                          ORIGINAL       REMAINING   INTEREST  INTEREST              INITIAL
                             NET    ORIGINAL  REMAINING  AMORTIZATION  AMORTIZATION    ONLY      ONLY                 RATE
    CURRENT     MORTGAGE  MORTGAGE    TERM      TERM        TERM           TERM        TERM      TERM       GROSS    CHANGE
  BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)  (MONTHS)    (MONTHS)       (MONTHS)    (MONTHS)  (MONTHS)   MARGIN(%)   CAP(%)
--------------  --------  --------  --------  ---------  ------------  ------------  --------  ---------  ---------  -------
    437,050.49    7.250     6.730     360       356          360           356           0         0         5.375    1.000
    410,669.77    7.250     6.730     360       353          360           353           0         0         5.375    1.000
 91,840,870.94    6.771     6.251     360       356          360           356           0         0         6.111    1.519
 21,926,410.29    6.522     6.002     360       356          360           356           0         0         5.788    1.516
285,964,627.59    6.499     5.979     360       356          360           356           0         0         6.031    1.573
  5,102,642.57    6.934     6.414     360       356          360           356           0         0         6.616    1.574
 25,448,527.70    6.203     5.683     360       356          300           300          60        56         5.745    2.974
 10,879,519.38    6.255     5.735     360       356          300           300          60        56         5.754    3.000
152,394,564.80    5.588     5.068     360       356          300           300          60        56         5.340    2.970
  7,782,510.72    6.199     5.679     360       355          360           355           0         0         5.930    2.884
  1,173,809.48    5.040     4.520     360       356          360           356           0         0         5.641    3.000
    777,725.73    5.887     5.367     360       356          360           356           0         0         6.096    3.000
 19,838,595.49    6.316     5.796     360       356          360           356           0         0         6.052    2.986
    468,000.00    6.500     5.980     360       355          300           300          60        55         6.375    3.000
  3,336,109.68    6.075     5.555     360       355          360           355           0         0         5.677    3.000
    195,079.40    5.168     4.648     360       356          360           356           0         0         5.204    3.000
  4,661,680.65    5.605     5.085     360       356          360           356           0         0         5.335    3.000
 23,309,883.03    5.901     5.381     360       356          360           356           0         0         5.671    3.018
    577,105.56    7.000     6.480     360       354          360           354           0         0         5.125    5.000
  4,909,069.72    6.085     5.565     360       356          300           300          60        56         5.742    5.000
  2,176,986.25    5.828     5.308     360       356          300           300          60        56         6.133    5.000
  4,329,916.37    6.112     5.592     360       356          300           300          60        56         5.565    5.000
 24,467,188.20    5.598     5.078     360       356          300           300          60        56         5.400    4.895

                                                        NUMBER OF
                                                         MONTHS                    ORIGINAL
                                               RATE    UNTIL NEXT                 MONTHS TO
                                              CHANGE      RATE                    PREPAYMENT
    CURRENT     PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT                   PENALTY
  BALANCE ($)    CAP(%)   RATE(%)  RATE(%)   (MONTHS)     DATE        INDEX       EXPIRATION
--------------  --------  -------  -------  ---------  ----------  -------------  ----------
    437,050.49    1.000    13.750   7.250       6          2       6 Month LIBOR       0
    410,669.77    1.000    12.750   6.250       6          5       6 Month LIBOR      12
 91,840,870.94    1.000    13.272   6.771       6         20       6 Month LIBOR       0
 21,926,410.29    1.000    13.033   6.522       6         20       6 Month LIBOR      12
285,964,627.59    1.000    12.985   6.499       6         20       6 Month LIBOR      24
  5,102,642.57    1.000    13.428   6.934       6         20       6 Month LIBOR      36
 25,448,527.70    1.000    12.696   6.203       6         20       6 Month LIBOR       0
 10,879,519.38    1.000    12.755   6.255       6         20       6 Month LIBOR      12
152,394,564.80    1.000    12.084   5.588       6         20       6 Month LIBOR      24
  7,782,510.72    1.000    12.699   6.199       6         31       6 Month LIBOR       0
  1,173,809.48    1.000    11.540   5.040       6         32       6 Month LIBOR      12
    777,725.73    1.000    12.387   5.887       6         32       6 Month LIBOR      24
 19,838,595.49    1.000    12.788   6.316       6         32       6 Month LIBOR      36
    468,000.00    1.000    13.000   6.500       6         31       6 Month LIBOR      24
  3,336,109.68    1.000    12.575   6.075       6         55       6 Month LIBOR       0
    195,079.40    1.000    11.668   5.168       6         56       6 Month LIBOR      12
  4,661,680.65    1.000    12.105   5.658       6         56       6 Month LIBOR      24
 23,309,883.03    1.000    12.396   5.901       6         56       6 Month LIBOR      36
    577,105.56    1.000    13.500   7.000       6         54       6 Month LIBOR      60
  4,909,069.72    1.000    12.585   6.085       6         56       6 Month LIBOR       0
  2,176,986.25    1.000    12.328   5.828       6         56       6 Month LIBOR      12
  4,329,916.37    1.000    12.612   6.112       6         56       6 Month LIBOR      24
 24,467,188.20    1.000    12.095   5.598       6         56       6 Month LIBOR      36

--------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC5

                           ONE MONTH LIBOR CAP TABLE

                                                      1ML        1ML
                                                     STRIKE     STRIKE
                                                      LOWER      UPPER
          BEGINNING     ENDING       NOTIONAL        COLLAR     COLLAR
PERIOD     ACCRUAL      ACCRUAL    BALANCE ($)         (%)       (%)
------    ---------    --------   -------------      ------     ------
   1      10/29/04     11/25/04   2,285,466,000       6.697     9.680
   2      11/25/04     12/25/04   2,259,973,607       5.997     9.680
   3      12/25/04     01/25/05   2,229,552,987       5.797     9.680
   4      01/25/05     02/25/05   2,194,285,205       5.800     9.680
   5      02/25/05     03/25/05   2,154,245,262       6.459     9.680
   6      03/25/05     04/25/05   2,109,571,558       5.807     9.680
   7      04/25/05     05/25/05   2,060,409,469       6.016     9.680
   8      05/25/05     06/25/05   2,008,269,256       5.816     9.680
   9      06/25/05     07/25/05   1,953,339,278       6.028     9.680
  10      07/25/05     08/25/05   1,899,918,894       5.830     9.680
  11      08/25/05     09/25/05   1,847,966,012       5.837     9.680
  12      09/25/05     10/25/05   1,797,439,381       6.049     9.680
  13      10/25/05     11/25/05   1,748,298,996       5.850     9.680
  14      11/25/05     12/25/05   1,700,505,950       6.063     9.680
  15      12/25/05     01/25/06   1,654,022,450       5.865     9.680
  16      01/25/06     02/25/06   1,608,811,886       5.872     9.680
  17      02/25/06     03/25/06   1,564,831,382       6.544     9.680
  18      03/25/06     04/25/06   1,522,041,588       5.887     9.680
  19      04/25/06     05/25/06   1,480,184,951       6.102     9.680
  20      05/25/06     06/25/06   1,412,353,940       5.914     9.680
  21      06/25/06     07/25/06   1,348,004,940       7.228     9.680
  22      07/25/06     08/25/06   1,287,102,938       6.992     9.680
  23      08/25/06     09/25/06   1,229,305,372       6.999     9.680
  24      09/25/06     10/25/06   1,174,573,373       7.251     9.680
  25      10/25/06     11/25/06   1,138,345,116       7.013     9.680
  26      11/25/06     12/25/06   1,103,266,377       7.265     9.680
  27      12/25/06     01/25/07   1,069,297,504       7.565     9.680
  28      01/25/07     02/25/07   1,036,463,492       7.570     9.680
  29      02/25/07     03/25/07   1,004,662,824       8.421     9.680
  30      03/25/07     04/25/07     973,861,367       7.580     9.680
  31      04/25/07     05/25/07     944,026,169       7.849     9.680
  32      05/25/07     06/25/07     915,125,388       7.602     9.680
  33      06/25/07     07/25/07     887,129,706       8.495     9.680
  34      07/25/07     08/25/07     860,062,890       8.214     9.680
  35      08/25/07     09/25/07     833,837,532       8.218     9.680
  36      09/25/07     10/25/07     808,426,091       8.506     9.680
  37      10/25/07     11/25/07     783,801,967       8.226     9.680
  38      11/25/07     12/25/07     773,305,984       8.366     9.680
  39      12/25/07     01/25/08     751,036,196       8.597     9.680
  40      01/25/08     02/25/08     729,484,424       8.584     9.680
  41      02/25/08     03/25/08     708,594,619       9.184     9.680
  42      03/25/08     04/25/08     688,345,313       8.558     9.680
  43      04/25/08     05/25/08     668,715,759       8.840     9.680
  44      05/25/08     06/25/08     649,685,909       8.535     9.680
  45      06/25/08     07/25/08     631,236,589       9.284     9.680
  46      07/25/08     08/25/08     613,371,164       8.950     9.680
  47      08/25/08     09/25/08     596,047,768       8.937     9.680
  48      09/25/08     10/25/08     579,248,980       9.229     9.680
  49      10/25/08     11/25/08     562,957,964       8.904     9.680
  50      11/25/08     12/25/08     547,158,446       9.198     9.680
  51      12/25/08     01/25/09     531,834,841       9.230     9.680
  52      01/25/09     02/25/09     516,986,836       9.211     9.680
  53      02/25/09     03/25/09     502,583,709      10.211     9.680
  54      03/25/09     04/25/09     488,611,297       9.173     9.680
  55      04/25/09     05/25/09     475,055,909       9.470     9.680
  56      05/25/09     06/25/09     461,904,360       9.140     9.680
  57      06/25/09     07/25/09     449,144,063       9.597     9.680
  58      07/25/09     08/25/09     436,741,689       9.256     9.680
  59      08/25/09     09/25/09     424,707,152       9.235     9.680
  60      09/25/09     10/25/09     413,028,839       9.532     9.680
  61      10/25/09     11/25/09     401,695,513       9.194     9.680
  62      11/25/09     12/25/09     390,696,312       9.491     9.680
  63      12/25/09     01/25/10     380,020,772       9.189     9.680
  64      01/25/10     02/25/10     369,660,320       9.168     9.680
  65      02/25/10     03/25/10     359,603,379      10.162     9.680
  66      03/25/10     04/25/10     349,840,452       9.127     9.680
  67      04/25/10     05/25/10     340,362,352       9.420     9.680
  68      05/25/10     06/25/10     331,160,197       9.086     9.680
  69      06/25/10     07/25/10     322,225,428       9.406     9.680
  70      07/25/10     08/25/10     313,550,681       9.072     9.680
  71      08/25/10     09/25/10     305,126,866       9.051     9.680
  72      09/25/10     10/25/10     296,712,606       9.350     9.680
  73      10/25/10     11/25/10     288,462,327       9.027     9.680
  74      11/25/10     12/25/10     280,449,185       9.329     9.680
  75      12/25/10     01/25/11     272,665,898       9.025     9.680
  76      01/25/11     02/25/11     265,105,898       9.015     9.680
  77      02/25/11     03/25/11     257,761,779      10.005     9.680
  78      03/25/11     04/25/11     250,626,923       8.997     9.680
  79      04/25/11     05/25/11     243,694,927       9.298     9.680
  80      05/25/11     06/25/11     236,959,596       8.980     9.680
  81      06/25/11     07/25/11     230,414,943       9.290     9.680
  82      07/25/11     08/25/11     224,055,353       8.972     9.680

-----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC5

                     HYPOTHETICAL AVAILABLE FUNDS CAP TABLE

                  PAYMENT      AVAIL. FUNDS      AVAIL. FUNDS
PERIOD             DATE       CAP (%) (1)(2)    CAP (%) (1)(3)
------          ---------     --------------    --------------
   1             11/25/04         7.017             7.017
   2             12/25/04         6.317            10.000
   3              1/25/05         6.116            10.000
   4              2/25/05         6.120            10.000
   5              3/25/05         6.779            10.000
   6              4/25/05         6.126            10.000
   7              5/25/05         6.335            10.000
   8              6/25/05         6.136            10.000
   9              7/25/05         6.347            10.000
  10              8/25/05         6.149            10.000
  11              9/25/05         6.155            10.000
  12             10/25/05         6.367            10.000
  13             11/25/05         6.169            10.000
  14             12/25/05         6.382            10.000
  15              1/25/06         6.183            10.000
  16              2/25/06         6.190            10.000
  17              3/25/06         6.861            10.000
  18              4/25/06         6.205            10.000
  19              5/25/06         6.420            10.000
  20              6/25/06         6.231            10.000
  21              7/25/06         7.406            10.000
  22              8/25/06         7.175            10.000
  23              9/25/06         7.184            10.000
  24             10/25/06         7.433            10.000
  25             11/25/06         7.201            10.000
  26             12/25/06         7.448            10.000
  27              1/25/07         7.269            10.000
  28              2/25/07         7.277            10.000
  29              3/25/07         8.066            10.000
  30              4/25/07         7.294            10.000
  31              5/25/07         7.546            10.000
  32              6/25/07         7.318            10.000
  33              7/25/07         7.625            10.000
  34              8/25/07         7.388            10.000
  35              9/25/07         7.398            10.000
  36             10/25/07         7.654            10.000
  37             11/25/07         7.418            10.000
  38             12/25/07         7.543            10.000
  39              1/25/08         7.298            10.000
  40              2/25/08         7.297            10.000
  41              3/25/08         7.798            10.000
  42              4/25/08         7.294            10.000
  43             5/25/08          7.535            10.000
  44             6/25/08          7.290            10.000
  45             7/25/08          7.532            10.000
  46             8/25/08          7.287            10.000
  47             9/25/08          7.286            10.000
  48            10/25/08          7.527            10.000
  49            11/25/08          7.283            10.000
  50            12/25/08          7.524            10.000
  51             1/25/09          7.280            10.000
  52             2/25/09          7.278            10.000
  53             3/25/09          8.057            10.531
  54             4/25/09          7.276            10.000
  55             5/25/09          7.517            10.000
  56             6/25/09          7.274            10.000
  57             7/25/09          7.591            10.000
  58             8/25/09          7.344            10.000
  59             9/25/09          7.342            10.000
  60            10/25/09          7.584            10.000
  61            11/25/09          7.338            10.000
  62            12/25/09          7.580            10.000
  63             1/25/10          7.334            10.000
  64             2/25/10          7.332            10.000
  65             3/25/10          8.115            10.482
  66             4/25/10          7.328            10.000
  67             5/25/10          7.570            10.000
  68             6/25/10          7.324            10.000
  69             7/25/10          7.566            10.000
  70             8/25/10          7.320            10.000
  71             9/25/10          7.318            10.000
  72            10/25/10          7.568            10.000
  73            11/25/10          7.330            10.000
  74            12/25/10          7.581            10.000
  75             1/25/11          7.343            10.000
  76             2/25/11          7.350            10.000
  77             3/25/11          8.145            10.325
  78             4/25/11          7.365            10.000
  79             5/25/11          7.618            10.000
  80             6/25/11          7.380            10.000
  81             7/25/11          7.635            10.000
  82             8/25/11          7.397            10.000
  83             9/25/11           NA                NA
  84            10/25/11           NA                NA

(1) Available Funds Cap for the Offered Certificates is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the mortgage loans based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period, multiplied by 30 and divided by the actual number of days in the related accrual period.

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 1.9100% and 2.20125%, respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR are 1.9100% and 2.20125%, respectively, for the first Distribution Date and both increase to 20.000% for each Distribution Date thereafter. The values indicated include proceeds from 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

----------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC5

                         DISCOUNT MARGIN TABLE (TO CALL)

                                  0% PPC            80% PPC          100% PPC         150% PPC             200% PPC
                               DISC MARGIN       DISC MARGIN       DISC MARGIN      DISC MARGIN          DISC MARGIN
---------------------------------------------------------------------------------------------------------------------
CLASS A-2A
     PRICE      100.00000                36                 36                36               36                  36
                      WAL             17.86               2.97              2.32             1.29                0.97
                 MOD DURN             14.28               2.81              2.23             1.27                0.96
         PRINCIPAL WINDOW     Nov04 - Feb33      Nov04 - May13     Nov04 - Aug11    Nov04 - Oct07       Nov04 - Sep06

CLASS A-2B1
     PRICE      100.00000                17                 17                17               17                  17
                      WAL             12.21               1.19                 1             0.71                0.55
                 MOD DURN             10.64               1.17              0.99             0.71                0.55
         PRINCIPAL WINDOW     Nov04 - Sep23      Nov04 - Jan07     Nov04 - Aug06    Nov04 - Feb06       Nov04 - Oct05

CLASS A-2B2
     PRICE      100.00000                34                 34                34               34                  34
                      WAL             23.32                  4                 3             1.75                1.36
                 MOD DURN             18.12               3.82               2.9             1.72                1.34
         PRINCIPAL WINDOW     Sep23 - May32      Jan07 - Jan12     Aug06 - Jun10    Feb06 - Feb07       Oct05 - Jun06

CLASS A-2B3
     PRICE      100.00000                55                 55                55               55                  55
                      WAL             28.18               8.37              6.64             2.63                1.79
                 MOD DURN             20.31               7.57              6.13             2.55                1.76
         PRINCIPAL WINDOW     May32 - Feb33      Jan12 - May13     Jun10 - Aug11    Feb07 - Oct07       Jun06 - Sep06

CLASS M-1
     PRICE      100.00000                60                 60                60               60                  60
                      WAL             25.65               5.61              4.79             4.19                2.03
                 MOD DURN             18.86                5.2               4.5             3.98                1.98
         PRINCIPAL WINDOW     Sep25 - Feb33      Jan08 - May13     Jun08 - Aug11    Oct07 - Jan09       Sep06 - Dec06

CLASS M-2
     PRICE      100.00000                65                 65                65               65                  65
                      WAL             25.65               5.61              4.71             4.24                2.27
                 MOD DURN             18.74               5.18              4.43             4.03                2.21
         PRINCIPAL WINDOW     Sep25 - Feb33      Dec07 - May13     Apr08 - Aug11    Jan09 - Jan09       Dec06 - Mar07

CLASS M-3
     PRICE      100.00000                75                 75                75               75                  75
                      WAL             25.65                5.6              4.67             4.24                2.49
                 MOD DURN             18.52               5.16              4.37             4.02                2.41
         PRINCIPAL WINDOW     Sep25 - Feb33      Dec07 - May13     Mar08 - Aug11    Jan09 - Jan09       Mar07 - May07

--------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC5

                         DISCOUNT MARGIN TABLE (TO CALL)

CLASS M-4
 PRICE         100.00000             110            110            110            110            110
                     WAL           25.65            5.6           4.64            4.2           2.69
                MOD DURN           17.76           5.09           4.31           3.94           2.58
        PRINCIPAL WINDOW   Sep25 - Feb33  Dec07 - May13  Feb08 - Aug11  Nov08 - Jan09  May07 - Jul07

CLASS M-5
 PRICE         100.00000             115            115            115            115            115
                     WAL           25.65            5.6           4.63           4.01           2.74
                MOD DURN           17.66           5.09           4.29           3.77           2.62
        PRINCIPAL WINDOW   Sep25 - Feb33  Dec07 - May13  Jan08 - Aug11  Aug08 - Jan09  Jul07 - Jul07
CLASS M-6
 PRICE         100.00000             135            135            135            135            135
                     WAL           25.65           5.59            4.6           3.85           2.74
                MOD DURN           17.25           5.04           4.24           3.62           2.61
        PRINCIPAL WINDOW   Sep25 - Feb33  Nov07 - May13  Jan08 - Aug11  Jun08 - Jan09  Jul07 - Jul07

CLASS B-1
 PRICE         100.00000             175            175            175            175            175
                     WAL           25.65           5.59            4.6           3.74           2.74
                MOD DURN           16.47           4.97           4.18           3.48            2.6
        PRINCIPAL WINDOW   Sep25 - Feb33  Nov07 - May13  Dec07 - Aug11  Apr08 - Jan09  Jul07 - Jul07

CLASS B-2
 PRICE         100.00000             185            185            185            185            185
                     WAL           25.65           5.59           4.57           3.65           2.74
                MOD DURN           16.29           4.95           4.15            3.4           2.59
        PRINCIPAL WINDOW   Sep25 - Feb33  Nov07 - May13  Dec07 - Aug11  Mar08 - Jan09  Jul07 - Jul07

CLASS B-3
 PRICE         100.00000             325            325            325            325            325
                     WAL           25.65           5.59           4.57           3.58           2.74
                MOD DURN           13.96           4.72           3.99           3.24           2.53
        PRINCIPAL WINDOW   Sep25 - Feb33  Nov07 - May13  Dec07 - Aug11  Feb08 - Jan09  Jul07 - Jul07

CLASS B-4
 PRICE          88.72005             438            604            650            722            818
                     WAL           25.65           5.59           4.56           3.52           2.74
                MOD DURN           12.81           4.49           3.81           3.08           2.44
        PRINCIPAL WINDOW   Sep25 - Feb33  Nov07 - May13  Nov07 - Aug11  Jan08 - Jan09  Jul07 - Jul07

CLASS B-5
 PRICE          79.19723             527            857            950           1098           1266
                     WAL           25.62           5.51           4.48           3.42           2.74
                MOD DURN           12.04           4.28           3.62           2.92           2.37
        PRINCIPAL WINDOW   Sep25 - Feb33  Nov07 - May13  Nov07 - Aug11  Dec07 - Jan09  Jul07 - Jul07

-------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC5

                       DISCOUNT MARGIN TABLE (TO MATURITY)

                                0% PPC         80% PPC       100% PPC       150% PPC       200% PPC
                              DISC MARGIN    DISC MARGIN    DISC MARGIN    DISC MARGIN    DISC MARGIN
                             -------------  -------------  -------------  -------------  -------------
CLASS A-2A
 PRICE            100.00000             36             39             39             36             36
                        WAL           17.9           3.24           2.56           1.29           0.97
                   MOD DURN          14.31           3.03           2.42           1.27           0.96
           PRINCIPAL WINDOW  Nov04 - May34  Nov04 - Feb24  Nov04 - May20  Nov04 - Oct07  Nov04 - Sep06

CLASS A-2B1
 PRICE            100.00000             17             17             17             17             17
                        WAL          12.21           1.19              1           0.71           0.55
                   MOD DURN          10.64           1.17           0.99           0.71           0.55
           PRINCIPAL WINDOW  Nov04 - Sep23  Nov04 - Jan07  Nov04 - Aug06  Nov04 - Feb06  Nov04 - Oct05

CLASS A-2B2
 PRICE            100.00000             34             34             34             34             34
                        WAL          23.32              4              3           1.75           1.36
                   MOD DURN          18.12           3.82            2.9           1.72           1.34
           PRINCIPAL WINDOW  Sep23 - May32  Jan07 - Jan12  Aug06 - Jun10  Feb06 - Feb07  Oct05 - Jun06

CLASS A-2B3
 PRICE            100.00000             56             66             67             55             55
                        WAL          28.59          10.82           8.71           2.63           1.79
                   MOD DURN          20.51           9.43           7.78           2.55           1.76
           PRINCIPAL WINDOW  May32 - May34  Jan12 - Feb24  Jun10 - May20  Feb07 - Oct07  Jun06 - Sep06

CLASS M-1
 PRICE            100.00000             60             63             63             73             60
                        WAL          25.79           6.25           5.34           7.77           2.03
                   MOD DURN          18.93           5.69           4.95           7.02           1.98
           PRINCIPAL WINDOW  Sep25 - Apr34  Jan08 - Apr20  Jun08 - Mar18  Oct07 - Dec15  Sep06 - Dec06

CLASS M-2
 PRICE            100.00000             65             68             68             72             65
                        WAL          25.79           6.23           5.24           5.57           2.27
                   MOD DURN          18.81           5.66           4.85            5.2           2.21
           PRINCIPAL WINDOW  Sep25 - Apr34  Dec07 - Aug19  Apr08 - Aug17  Aug09 - Jan13  Dec06 - Mar07

CLASS M-3
 PRICE            100.00000             75             78             78             79             75
                        WAL          25.78           6.22           5.18           4.87           2.49
                   MOD DURN          18.58           5.63           4.78           4.56           2.41
           PRINCIPAL WINDOW  Sep25 - Apr34  Dec07 - Jun19  Mar08 - Jan17  Mar09 - Aug12  Mar07 - May07

-------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC5

                       DISCOUNT MARGIN TABLE (TO MATURITY)

CLASS M-4
 PRICE         100.00000             110            114            114            114            110
                     WAL           25.78           6.21           5.13           4.54            2.7
                MOD DURN           17.82           5.54           4.69           4.23           2.59
        PRINCIPAL WINDOW   Sep25 - Mar34  Dec07 - May19  Feb08 - Jul16  Nov08 - Apr12  May07 - Aug07

CLASS M-5
 PRICE         100.00000             115            119            119            119            120
                     WAL           25.78           6.18           5.09           4.31           3.01
                MOD DURN           17.72           5.51           4.65           4.03           2.86
        PRINCIPAL WINDOW   Sep25 - Mar34  Dec07 - Oct18  Jan08 - Jan16  Aug08 - Dec11  Aug07 - Oct12

CLASS M-6
 PRICE         100.00000             135            140            140            139            172
                     WAL           25.77           6.13           5.03           4.13           6.44
                MOD DURN            17.3           5.43           4.57           3.85           5.75
        PRINCIPAL WINDOW   Sep25 - Feb34  Nov07 - Mar18  Jan08 - Jul15  Jun08 - Aug11  Apr10 - Aug12

CLASS B-1
 PRICE         100.00000             175            180            181            180            213
                     WAL           25.77           6.07           4.98           3.99           5.07
                MOD DURN           16.52           5.31           4.47           3.69           4.58
        PRINCIPAL WINDOW   Sep25 - Jan34  Nov07 - Jun17  Dec07 - Dec14  Apr08 - Mar11  Jun09 - Apr10

CLASS B-2
 PRICE         100.00000             185            190            190            190            218
                     WAL           25.76           6.01           4.91           3.86           4.43
                MOD DURN           16.33           5.25            4.4           3.57           4.05
        PRINCIPAL WINDOW   Sep25 - Dec33  Nov07 - Oct16  Dec07 - Apr14  Mar08 - Oct10  Jan09 - Jun09

CLASS B-3
 PRICE         100.00000             325            332            332            331            373
                     WAL           25.74           5.92           4.84           3.75           4.01
                MOD DURN           13.99           4.93           4.17           3.37           3.57
        PRINCIPAL WINDOW   Sep25 - Oct33  Nov07 - Jan16  Dec07 - Sep13  Feb08 - May10  Aug08 - Jan09

CLASS B-4
 PRICE          88.72005             439            602            647            717            749
                     WAL           25.71           5.79           4.71           3.62           3.68
                MOD DURN           12.82            4.6           3.89           3.15            3.2
        PRINCIPAL WINDOW   Sep25 - Aug33  Nov07 - Feb15  Nov07 - Dec12  Jan08 - Nov09  May08 - Aug08

CLASS B-5
 PRICE          79.19723             527            856            949           1097           1131
                     WAL           25.62           5.53           4.49           3.43           3.41
                MOD DURN           12.04           4.29           3.63           2.92           2.92
        PRINCIPAL WINDOW   Sep25 - Apr33  Nov07 - Dec13  Nov07 - Jan12  Dec07 - Apr09  Feb08 - May08

-------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC5

                               BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate ("CDR"), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at both static (1ML = 1.91000%, 6ML = 2.20125%) and forward LIBOR, and at varying loss severity percentages. Other assumptions include: (1) prepayment speed at 20% HEP for the fixed rate mortgage loans and 100% PPC for the adjustable rate mortgage loans,
(2) 0 month lag from default to loss, (3) 100% P&I advancing, (4) triggers fail (i.e., no stepdown):

                                           STATIC LIBOR                                           FORWARD LIBOR
                                                                                                                        55% LOSS
                      35% LOSS SEVERITY   45% LOSS SEVERITY   55% LOSS SEVERITY   35% LOSS SEVERITY  45% LOSS SEVERITY  SEVERITY
                      -----------------   -----------------   -----------------   -----------------  -----------------  --------
CLASS M-1  CDR Break             36.854%             26.578%             20.766%             34.039%            24.157%   18.680%
           Cum Loss               21.00%              22.32%              23.27%              20.10%             21.03%    21.66%
CLASS M-2  CDR Break             30.919%             22.737%             17.971%             28.004%            20.280%   15.866%
           Cum Loss               19.01%              20.21%              21.07%              17.93%             18.75%    19.30%
CLASS M-3  CDR Break             27.484%             20.446%             16.272%             24.521%            17.968%   14.157%
           Cum Loss               17.72%              18.84%              19.64%              16.51%             17.25%    17.75%
CLASS M-4  CDR Break             24.650%             18.509%             14.816%             21.648%            16.015%   12.693%
           Cum Loss               16.56%              17.60%              18.34%              15.23%             15.90%    16.34%
CLASS M-5  CDR Break             22.191%             16.804%             13.517%             19.156%            14.295%   11.388%
           Cum Loss               15.47%              16.44%              17.13%              14.02%             14.63%    15.03%
CLASS M-6  CDR Break             19.938%             15.208%             12.292%             16.879%            12.697%   10.161%
           Cum Loss               14.40%              15.30%              15.93%              12.84%             13.38%    13.73%
CLASS B-1  CDR Break             18.075%             13.871%             11.254%             15.016%            11.372%    9.138%
           Cum Loss               13.46%              14.29%              14.88%              11.80%             12.28%    12.60%
CLASS B-2  CDR Break             16.479%             12.706%             10.337%             13.469%            10.250%    8.268%
           Cum Loss               12.61%              13.37%              13.91%              10.88%             11.31%    11.61%
CLASS B-3  CDR Break             14.800%             11.458%              9.352%             12.010%             9.194%    7.446%
           Cum Loss               11.66%              12.35%              12.83%               9.97%             10.36%    10.63%
CLASS B-4  CDR Break             13.316%             10.364%              8.484%             10.703%             8.245%    6.708%
           Cum Loss               10.78%              11.40%              11.85%               9.11%              9.47%     9.73%
CLASS B-5  CDR Break             12.226%              9.575%              7.870%              9.677%             7.514%    6.135%
           Cum Loss               10.10%              10.70%              11.13%               8.40%              8.77%     9.01%

                                 FORWARD LIBOR
                                  [LINE GRAPH]

-------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC5

                                  EXCESS SPREAD

Calculations are run to call at both static (1ML = 1.91000%, 6ML = 2.20125%) and forward LIBOR. Excess spread means the per annum rate equal to 12 times the quotient of (x) the difference between (a) the total scheduled interest of the mortgage loans based on the Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Offered Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period. Other assumptions include: (1) prepayment speed is 20% HEP for the fixed rate mortgage loans and 100% PPC for the adjustable rate mortgage loans, (2) no defaults and no losses:

         EXCESS SPREAD IN BPS  EXCESS SPREAD IN BPS
PERIOD      (STATIC LIBOR)        (FORWARD LIBOR)
------   --------------------  --------------------
Avg yr1                390                   343
Avg yr2                413                   284
Avg yr3                477                   343
Avg yr4                475                   342
Avg yr5                481                   320

            EXCESS                             EXCESS SPREAD
         SPREAD IN BPS   1 MONTH    6 MONTH       IN BPS
            (STATIC      FORWARD    FORWARD      (FORWARD
PERIOD       LIBOR)       LIBOR      LIBOR         LIBOR)
------   -------------   -------    -------    -------------
1             461        1.91000%   2.20125%        461
2             391        2.04280%   2.27730%        378
3             371        2.14540%   2.35900%        347
4             371        2.26600%   2.42590%        335
5             436        2.36190%   2.49280%        391
6             370        2.36840%   2.54440%        325
7             391        2.43880%   2.60680%        338
8             370        2.50980%   2.67500%        310
9             391        2.55140%   2.73960%        327
10            370        2.61490%   2.81610%        300
11            370        2.68110%   2.90080%        293
12            391        2.76110%   2.97780%        306
13            370        2.83150%   3.05650%        278
14            390        2.89970%   3.14370%        292
15            370        3.01640%   3.21830%        260
16            370        3.09670%   3.28700%        252
17            436        3.16800%   3.35930%        310
18            369        3.23380%   3.42140%        239
19            390        3.30230%   3.47890%        252
20            370        3.37280%   3.53820%        226
21            485        3.42010%   3.59370%        348
22            461        3.48820%   3.64690%        316
23            460        3.55640%   3.70290%        308
24            483        3.58550%   3.74740%        329
25            458        3.64830%   3.79650%        298
26            482        3.71070%   3.84620%        315
27            463        3.73520%   3.89000%        337
28            462        3.79430%   3.93510%        330
29            540        3.85010%   3.98120%        408
30            461        3.87240%   4.02190%        321
31            485        3.92670%   4.06490%        341
32            461        3.98090%   4.11030%        309
33            490        3.99980%   4.14870%        386
34            465        4.05090%   4.19300%        351
35            464        4.10190%   4.23310%        345
36            488        4.12740%   4.27030%        369
37            462        4.17560%   4.31120%        335
38            479        4.22290%   4.34740%        348
39            460        4.24830%   4.38490%        340
40            462        4.29570%   4.42730%        337
41            514        4.33480%   4.46230%        391
42            464        4.35890%   4.49950%        331
43            489        4.40220%   4.53970%        354
44            465        4.44160%   4.57480%        322
45            490        4.47530%   4.61110%        358
46            466        4.51720%   4.65090%        325
47            466        4.55460%   4.68560%        320
48            490        4.58180%   4.71930%        345
49            465        4.62120%   4.75600%        311
50            489        4.65760%   4.78930%        335
51            465        4.69340%   4.82370%        312
52            465        4.73140%   4.85720%        307
53            542        4.76410%   4.88890%        394
54            464        4.78820%   4.92140%        299
55            488        4.82330%   4.94850%        323
56            464        4.85670%   4.97500%        290
57            496        4.88430%   5.00180%        337
58            471        4.91830%   5.02190%        304
59            471        4.94770%   5.04110%        299
60            495        4.95310%   5.06160%        326
61            470        4.98250%   5.08770%        293
62            494        5.00840%   5.11520%        318
63            470        5.00540%   5.14520%        296
64            469        5.03280%   5.17140%        292
65            548        5.06130%   5.19980%        381
66            469        5.11720%   5.22780%        281
67            493        5.14500%   5.24930%        305
68            468        5.17000%   5.27170%        273
69            492        5.17040%   5.29770%        309
70            468        5.19520%   5.33560%        276
71            468        5.22270%   5.37930%        272
72            493        5.25080%   5.41530%        297
73            469        5.27520%   5.45180%        266
74            495        5.31290%   5.48980%        291
75            471        5.40510%   5.52690%        263
76            472        5.43210%   5.54890%        260
77            552        5.45400%   5.57430%        350
78            474        5.47560%   5.59650%        255
79            500        5.49720%   5.61630%        281
80            477        5.52100%   5.63950%        251
81            503        5.53980%   5.65910%        283
82            479        5.56170%   5.67980%        252
83            ***        5.58380%   5.70220%        ***
84            ***        5.60130%   5.71950%        ***

-------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.